As filed with the U.S. Securities and Exchange Commission on July 24, 2025
Registration No. 333-288295

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2	[X]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (626) 914-7363
Jason Hadler, President
Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Rachael Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of common stock, no par value per share, of the Akre Focus ETF, a series of the Registrant

Akre Focus Fund
a Series of Professionally Managed Portfolios (the “Trust”)
615 East Michigan Street
Milwaukee, Wisconsin 53202

July 31, 2025

To the Shareholders of the Akre Focus Fund (or the “Mutual Fund”):

I am writing to inform you of, and to ask for your vote on, a very important matter affecting your investment in the Akre Focus Fund. Akre Capital Management, LLC (“Akre” or the “Adviser”), the investment adviser of the Akre Focus Fund, recommended, and the Board of Trustees of the Trust (the “Board”) approved, the conversion of the Mutual Fund into an exchange-traded fund (the “Reorganization”). Subject to shareholder approval, the Mutual Fund will be reorganized into the Akre Focus ETF (the “ETF”), and the ETF will continue to be managed by Akre with no changes to its investment objectives, investment strategies, or fundamental investment restrictions.

Although the ETF will have the same investment objectives, investment strategies and fundamental investment policies as the Mutual Fund, exchange-traded funds are structurally different from mutual funds and have risks that are specific to exchange-traded funds. These risks are discussed in the enclosed proxy statement/prospectus.

Shareholders of the Mutual Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to any cash received for Mutual Fund fractional shares held, as explained in the enclosed proxy statement/prospectus).

The Board, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Mutual Fund, determined that participation in the Reorganization is in the best interests of the Mutual Fund, and the interests of the existing shareholders of the Mutual Fund will not be diluted as a result of the Reorganization. As such, the Board, upon the recommendation of Akre, recommends that you vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”) to reorganize the Akre Focus Fund into the Akre Focus ETF.

These materials are for a special meeting (the “Meeting”) of shareholders of the Akre Focus Fund, a series of Professionally Managed Portfolios (the “Trust”), which will be held on September 19, 2025, at 12:00 p.m., Central time, at the offices of the Mutual Fund’s administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. These materials discuss proposals to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and proxy card. I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important.

You may vote in person at the Meeting or authorize a proxy to vote your shares using one of following methods. We recommend that you have your enclosed proxy card available when voting:
•By telephone: Call the toll-free number listed on the proxy card and follow the recorded instructions.
•By internet: Visit the website indicated on the proxy card and follow the online instructions.
•By mail: Complete, sign and return the proxy card in the postage-paid envelope provided.

If you should have any questions about the Meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC toll free at 1-800-820-2416. Please note, if we do not hear from you after a reasonable amount of time, you may receive a telephone call from EQ Fund Solutions reminding you to vote your Mutual Fund shares.

Shareholder Letter    1

On behalf of the Akre Focus Fund and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely yours,

/s/ John Neff
John Neff
Chief Executive Officer & Chief Investment Officer
Akre Capital Management, LLC

Shareholder Letter    2

SHAREHOLDERS MUST HOLD MUTUAL FUND SHARES IN A QUALIFYING BROKERAGE ACCOUNT BEFORE RECEIVING THEIR ETF SHARES

To receive shares of the ETF as part of the Reorganization, shareholders must hold their shares of the Mutual Fund through a brokerage account that can hold ETF shares (a “Qualifying Brokerage Account,” as further explained in the Q&A). If shareholders already hold their shares in a brokerage account that can hold ETF shares, no action is necessary.

Please see the Q&A section for additional information on different types of accounts that may not be able to hold ETF shares, as well as instructions describing how to transfer mutual fund shares to a brokerage account that can receive ETF shares as part of the Reorganization.

Do You Hold Shares Directly with the Mutual Fund’s transfer agent, U.S. Bank Global Fund Services?

If you hold your Mutual Fund shares directly with the transfer agent, U.S. Bank Global Fund Services, contact your financial intermediary and inform them that you would like to transfer your Mutual Fund shares that you hold directly with the mutual fund into a brokerage account. If you do not make this change before the anticipated cutoff date of October 20, 2025, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit for at least one year.

If you hold your Mutual Fund shares through a direct IRA with U.S. Bank as Custodian, you need to take action to transfer your shares to a brokerage account that can accept ETF shares. If you do not make this change before the anticipated cutoff date of October 20, 2025, your investment will be liquidated as an age-based distribution with a required 10% federal tax withholding on or about October 23, 2025 and you will receive cash equal in value to the net asset value of your Mutual Fund shares less any federal and/or state tax withholding. Failure to take action will result in a redemption which is expected to be a taxable transaction to shareholders in taxable accounts.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 1-877-862-9556.
Do You Hold Shares in a Non-Accommodating Account?
If you hold your Mutual Fund shares in a brokerage account with a financial intermediary that does not have the ability to hold ETF shares in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares before the anticipated cutoff date of October 20, 2025. If such a change is not made before the anticipated cutoff date, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about October 20, 2025 and you will receive cash equal in value to the net asset value of your Mutual Fund shares.

If you hold your Mutual Fund shares through an individual retirement account (“IRA”) or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares prior to October 20, 2025 or, if applicable, your financial intermediary may transfer your Mutual Fund shares to a different investment option prior to the Reorganization. If either such change is not made before the anticipated cutoff date, you will not receive shares of the ETF as part of the Reorganization. Instead, your investment will be liquidated as an age-based distribution with a required 10% federal tax withholding on or about October 20, 2025 and you will receive cash equal in value to the net asset value of your Mutual Fund shares less any federal and/or state tax withholding. Failure to take action will result in a redemption which is expected to be a taxable transaction to shareholders in taxable accounts.
The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 1-877-862-9556.
Thank you for your response and for your continued investment in the Akre Focus Fund.
Shareholder Letter    3

Akre Focus Fund
a Series of Professionally Managed Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-877-862-9556
Notice of Special Meeting of Shareholders to be held on September 19, 2025
Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Akre Focus Fund (the “Mutual Fund”), a series of Professionally Managed Portfolios (the “Trust” or “PMP”), has been scheduled for September 19, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between PMP, on behalf of the Mutual Fund, and PMP, on behalf of the Akre Focus ETF (the “ETF” or “Acquiring Fund”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Mutual Fund by the ETF in exchange solely for shares of the ETF of equal value (except for the value of any fractional Mutual Fund shares held by shareholders, which will be distributed in cash to Mutual Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Mutual Fund, (iii) the complete liquidation and dissolution of the Mutual Fund, and (iv) to approve one or more adjournments of the Meeting to a later date to solicit additional proxies.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.
A Proposal will be completed with respect to the Mutual Fund only if such Mutual Fund’s shareholders approve the Proposal. Mutual Fund shareholders of record as of the close of business on July 17, 2025 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Mutual Fund will vote separately on each such proposal.
The Board of Trustees of PMP (the “Board”) recommends that shareholders of the Mutual Fund cast their vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.
Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage-paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for September 19, 2025, at 12:00 p.m., Central time.
By order of the Board,
/s/ Jason Hadler
Jason Hadler, President
July 31, 2025
Notice of Special Meeting    1

QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!

QUESTION 1: WHAT IS THIS DOCUMENT AND WHY ARE YOU SENDING IT TO ME? WHAT IS HAPPENING TO THE AKRE FOCUS FUND?
Answer: This is a combined Proxy Statement of the Mutual Fund/Prospectus for the ETF. You are receiving this Proxy Statement/Prospectus because you own shares in the Mutual Fund as of the Record Date (as defined below) and, therefore, have the right to vote on the Proposal described herein concerning the Mutual Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal.
It is proposed that the Akre Focus Fund (the “Mutual Fund” or “Target Fund”), which is currently operated as a mutual fund, be converted into an ETF through a Reorganization with and into the Akre Focus ETF (the “ETF” or the “Acquiring Fund”). The ETF is a series of the PMP, which has not yet begun operations, and it will acquire the assets and assume the liabilities of the Mutual Fund and continue the Mutual Fund’s business (the “Reorganization”). Upon closing of the Reorganization, shareholders who hold their Mutual Fund shares in a brokerage account eligible to hold exchange-traded fund shares (a “Qualifying Brokerage Account,” as further explained in this Q&A, will receive ETF shares having an aggregate net asset value equal to the aggregate net asset value of their Mutual Fund shares held immediately prior to the Reorganization, plus any cash in lieu of fractional shares, if applicable. As a result, such shareholders will become shareholders of the ETF and will no longer be shareholders of the Mutual Fund. The Mutual Fund will then be dissolved.
The ETF shares will be traded on the New York Stock Exchange (NYSE) following the Reorganization. The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”).

QUESTION 2: ON WHAT AM I BEING ASKED TO VOTE?
Answer: You are being asked to approve the Plan under which the Akre Focus Fund would be reorganized into the Akre Focus ETF within PMP. The Plan, with respect to the Mutual Fund, provides for:
1.     the transfer of all of the assets of the Mutual Fund to the ETF in exchange for shares of the ETF and the ETF’s assumption of all of the Mutual Fund’s liabilities;
2.     the distribution of shares of the ETF to the shareholders of the Mutual Fund; and
3.     the liquidation and dissolution of the Mutual Fund. The proposed Reorganization includes the conversion of the Mutual Fund, which currently operates as a mutual fund, into an exchange-traded fund or ‘ETF’.
Approval by shareholders of the Mutual Fund is needed to proceed with the Reorganization. The Meeting will be held on September 19, 2025 to consider the Proposal.

QUESTION 3: WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?
Answer: Akre and the Board believe that the Reorganization will offer: (a) the ETF a better opportunity to grow its asset base by expanding its pool of potential investors; (b) benefits related to the management of capital gains distributions as a result of the ETF structure, allowing for potentially greater tax efficiency for shareholders; and (c) potential benefits related to additional liquidity for shareholders, as shareholders will be able to purchase or sell shares at any time during market hours, assuming there is sufficient volume.
The following are some unique features of ETFs, as compared to mutual funds:
1.Lower Net Expenses for Retail and Institutional Class Shareholders: The total annual fund operating expenses of the ETF are expected to be lower than the current net expenses of the Mutual Fund for shareholders that hold Retail Class and Institutional Class shares of the Mutual Fund and are expected to be the same for shareholders that hold Supra Institutional Class shares of the Mutual Fund
2.Additional Trading Flexibility: Unlike shares of the Mutual Fund, which can only be purchased or sold once per day based on the Mutual Fund’s NAV, shares of the ETF can be purchased or sold
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throughout a trading day on an exchange based on market prices. This additional flexibility can give ETF shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.
3.Increased Transparency: The ETF’s underlying portfolio holdings will be fully transparent on a daily basis for ETF shareholders. The holdings will be publicly available on the Akre Focus ETF website upon closing of the Reorganization once the ETF begins trading on the NYSE. The Mutual Fund does not provide full daily transparency into its underlying portfolio holdings.
4.Potential for Enhanced Tax Efficiency: Reorganizing the Mutual Fund into the ETF may provide some enhanced tax efficiency for taxable investors, as ETFs generally experience fewer portfolio transactions than mutual funds. This reduction in portfolio transactions is because most investors will purchase and sell ETF shares on the secondary market through a broker (as explained below) rather than purchasing and redeeming shares with the fund itself, while a mutual fund will generally need to invest cash received in connection with sales of its shares and sell securities to raise cash based on redemption activity by its investors. This is expected to result in lower custody fees and commissions for the Acquiring Fund vs. the Target Fund. Further, ETFs generally are able to meet redemptions by delivering portfolio securities in-kind to Authorized Participants, as opposed to selling securities on the open market to meet redemptions with cash, which is more customary in mutual funds because mutual fund shareholders transact with the fund itself as mentioned above.

5.Tax-Free Reorganization: Shareholders of the Mutual Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to any cash received for Mutual Fund fractional shares held, as explained in later sections of this document).

QUESTION 4: HAS THE BOARD APPROVED THE REORGANIZATION?
Answer: Yes, at the Board meeting held May 21, 2025, the Board carefully reviewed and considered the Reorganization and the Plan and, upon the recommendation of Akre, the investment adviser to the Mutual Fund, unanimously approved the Plan and the Reorganization. The Board unanimously recommends that shareholders of the Mutual Fund vote “FOR” the Proposal, and thereby approve the Plan and Reorganization.

QUESTION 5: WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?
Answer: If you remain a shareholder of the Mutual Fund on the Closing Date (as defined below) of the Reorganization, you will become a shareholder of the ETF if you hold mutual fund shares in a Qualifying Brokerage Account. Shares of the ETF are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the ETF. If you hold your Mutual Fund shares through a brokerage account that cannot accept shares of an ETF or through a direct individual retirement account (“IRA”), you must take action as described in each applicable section below to receive shares of the ETF as part of the Reorganization. Failure to take action will result in a redemption which is expected to be a taxable transaction to shareholders in taxable accounts.
Brokerage Account. If you hold your shares of the Mutual Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the ETF. As described in more detail above, upon completion of your Reorganization, you will receive shares of the ETF and, if you held fractional shares of the Mutual Fund, cash having an aggregate NAV equal to the aggregate NAV of the fractional shares of the Mutual Fund you owned on the Closing Date of the Reorganization.
Non-Accommodating Brokerage Accounts. If you hold your Mutual Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the anticipated cutoff date of October 20, 2025, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about October 20, 2025 and you will receive cash equal in value to the net asset value of your Mutual Fund shares. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders
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holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Non-Accommodating Retirement Accounts. If you hold your Mutual Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Mutual Fund to a different investment option prior to the Reorganization. If either such change is not made before the anticipated cutoff date of October 20, 2025, you will not receive shares of the ETF as part of the Reorganization. Instead, your investment will be liquidated on or about October 20, 2025, and you will receive cash equal in value to the net asset value of your Mutual Fund shares less any federal and/or state taxes and/or penalties that may apply. Your share liquidation and corresponding distribution will be an age-based distribution with federal withholding on the liquidation date. Liquidations from IRAs prior to age 59-1/2 are considered early distributions and may be subject to a 10% early distribution penalty per the 2024 IRS Publication 590-B. Please consult with your broker to learn if you bill be subject to this penalty. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. If proceeds are not reinvested within the appropriate timeframe, you may be subject to additional tax consequences if a minimum age to receive distributions is not met.
Direct Accounts. If you hold your Mutual Fund shares in an account directly with the Mutual Fund’s transfer agent, (a “direct account”), you should transfer your Mutual Fund shares to a brokerage account that can accept ETF shares. If you do not make this change before the anticipated cutoff date of October 20, 2025, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit for at least one year. If ETF shares are not transferred into a Qualifying Brokerage Account within a year of the date of the Reorganization, the ETF shares may be liquidated and the cash proceeds sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.
Direct IRA. If you hold your Mutual Fund shares through a direct IRA with U.S. Bank as Custodian and do not take action to transfer your Mutual Fund shares to a brokerage account that can accept ETF shares prior to October 20, 2025, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about October 23, 2025 and you will receive cash equal in value to the net asset value of your Mutual Fund shares less any federal and/or state withholding taxes that may apply. Your share liquidation and corresponding distribution will be an age-based distribution with a required federal withholding of 10% on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 1-877-862-9556 for more information.
Should you decide to purchase or sell shares of the ETF after the Reorganization, you will need to place a trade through a financial intermediary who will execute your trade on an exchange at prevailing market prices. Because ETF shares trade at market prices rather than at NAV, ETF shares may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. As with all ETFs, your brokerage platform may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many brokerage platforms.

QUESTION 6: WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?
Answer: The Meeting is scheduled to occur on September 19, 2025. If the necessary shareholder approval is obtained at the Meeting and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about October 24, 2025.

QUESTION 7: HOW IS A QUORUM FOR THE MEETING ESTABLISHED?
Answer: The presence of forty percent of the outstanding shares of the Mutual Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for the Mutual Fund. Proxies returned for shares which reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of
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determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for the Mutual Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received on behalf of the Mutual Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Mutual Fund. If you do not instruct your broker with how you wish your shares to be voted, your share will not be considered as present for the meeting, quorum, voting, or any other purpose. Any proxies delivered by brokers purporting to contain broker non-votes or that reference “uninstructed shares” with respect to any position, will be considered invalidly delivered with respect to those positions and accordingly, will not be considered present for the meeting, quorum, or any other purpose.

QUESTION 8: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL AND HOW WILL SHAREHOLDER VOTING BE HANDLED?
Answer: Shareholders who own Mutual Fund Shares at the close of business on July 17, 2025 (the “Record Date”), will be entitled to one vote for each share held, including a fractional vote for each fractional share held, with no shares having cumulative voting rights. Approval of the Plan by the Mutual Fund requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities of the Mutual Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Mutual Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Mutual Fund (“1940 Act Majority Vote”). EQ Fund Solutions is a company that has been retained by the Mutual Fund to assist in the tabulation of shareholder votes. EQ Fund Solutions is not affiliated with the Mutual Fund, ETF, Akre or PMP.
Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s) if eligible, or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement/Prospectus.

QUESTION 9: WHAT DO I NEED TO DO TO PREPARE FOR THE REORGANIZATION?
Answer: If the Reorganization is approved by the Mutual Fund’s shareholders and subject to the satisfaction of certain closing conditions set forth in the Agreement, the Reorganization is currently expected to be completed on or about October 24, 2025. Upon closing of the Reorganization, shareholders who hold their Mutual Fund shares in a Qualifying Brokerage Account, will receive ETF shares having an aggregate net asset value equal to the aggregate net asset value of their Mutual Fund shares held immediately prior to the Reorganization, plus any cash in lieu of fractional shares, if applicable.
Importantly, as noted above, shareholders must have a Qualifying Brokerage Account.
To transfer your shares from the Mutual Fund’s transfer agent to a Qualifying Brokerage Account, contact your financial intermediary and inform them that you would like to transfer your Mutual Fund shares that you hold directly with the mutual fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward. We suggest you provide your financial intermediary with a copy of your Mutual Fund statement containing your Mutual Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 1-877-862-9556.

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QUESTION 10: WHAT IF THE REORGANIZATION IS APPROVED BY SHAREHOLDERS AND I DO NOT WANT TO HOLD ETF SHARES?
Answer: If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may redeem your Mutual Fund shares prior to the Reorganization. If the Mutual Fund shareholder redeems their shares and such shares are held in a taxable account, the shareholder will generally recognize a taxable gain or loss based on the difference between the Mutual Fund shareholder’s tax basis in the shares and the amount received for them. If the Mutual Fund shareholder redeems their IRA shares and such shares are held through a direct IRA with U.S. Bank as Custodian, the shareholder will incur required federal tax withholding of 10%, unless the shareholder states that they wish to not have withholding. If the Mutual Fund Shareholder redeems their shares from an account held through a brokerage, the Mutual Fund shareholder may incur federal and/or state tax withholding and should contact their brokerage for details prior to redeeming.

QUESTION 11: WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?
Answer: If shareholders of the Mutual Fund do not approve the Reorganization, the Board will consider what further actions to take with respect to the Mutual Fund, which could include having the Mutual Fund continue as a series of PMP and continuing to pursue the ETF share class structure.

QUESTION 12: WILL THE REORGANIZATION AFFECT THE WAY MY FUND INVESTMENT IS MANAGED?
Answer: No. Following the Reorganization, the ETF will continue to be advised by Akre, and the same portfolio manager will continue to be responsible for day-to-day management of the ETF and for selecting portfolio holdings. The Mutual Fund and ETF have identical investment objectives and substantially similar investment policies, investment strategies and investment risk profiles.
While most of the principal risks of the Mutual Fund and the ETF are the same, the ETF is subject to certain additional risks unique to ETFs. For a more complete discussion, see the section below titled: “Comparison of Investment Objective, Strategies, Risks and Restrictions – Principal Investment Risks of the Mutual Fund and the ETF.”

QUESTION 13: HOW DO THE FEES AND EXPENSES OF THE ETF COMPARE TO THOSE OF THE MUTUAL FUND?
Answer:

Current Mutual Fund Share Class	Current Expense Ratio(1)	Proposed ETF	Unitary Fee
Akre Focus Fund - Retail Class Shares (AKREX)	1.32%	Akre Focus ETF (AKRE)	0.98%
Akre Focus Fund - Institutional Class Shares (AKRIX)	1.06%
Akre Focus Fund - Supra Institutional Class Shares (AKRSX)	0.98%
(1) Ratio of expenses to average net assets as of semi-annual period ended January 31, 2025.

The ETF will operate under a unitary fee structure, which differs from the Mutual Fund’s current multi-component expense structure comprised of the advisory fee of 0.90%, Rule 12b-1 fees (as applicable), shareholder servicing fees, and other expenses. Under the unitary fee arrangement, the ETF will pay the Adviser a single, fixed fee at the annual rate of 0.98% of the ETF’s average daily net assets. The Adviser will pay all the ETF’s ordinary operating costs, including administration, custody, transfer agency, legal, audit, and other routine expenses. ETF shareholders will not be charged separately for these services. The ETF will pay certain other expenses not covered by the unitary fee, which include interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, accrued deferred tax liability, extraordinary expenses, and any distribution (12b-1) fees and expenses under any distribution plan adopted pursuant to Rule 12b-1 under the Investment
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Company Act of 1940 Act (“1940 Act”). The ETF will not make payments under the Rule 12b-1 Plan at this time, but may do so in the future subject to board approval of any payments.
For a more detailed comparison of the ETF’s fees and expenses, see the section below titled “Fees and Expenses.”

QUESTION 14: WHO WILL PAY THE COSTS IN CONNECTION WITH THE REORGANIZATIONS?
Answer: The estimated cost of the Reorganization is expected to be approximately $840,000.00. Akre, the investment adviser for the Mutual Fund and ETF will bear 50% of the Reorganization costs except for any related portfolio transaction costs, which are expected to be de minimis. The Mutual Fund will bear the other 50% of the Reorganization costs.

QUESTION 15: WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?
Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Mutual Fund or its shareholders. However, immediately prior to the Reorganization, Mutual Fund shareholders will receive cash payment for any fractional Mutual Fund Shares that they hold. Such shareholders will be required to recognize taxable gain or loss, if any, upon the receipt of cash for such fractional shares, if such shares are held in a taxable account.
As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, PMP will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult a tax advisor about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “Information about the Reorganization – Federal Tax Consequences.”

QUESTION 16: HOW DO THE PURCHASE PROCEDURES OF THE FUNDS COMPARE?
Answer: Mutual Fund.: Shares of the Mutual Fund are offered for sale on a continuous basis by Quasar Distributors, LLC (the “Distributor”) at the next calculated NAV per share, determined as of the close of trading on any day that the NYSE is scheduled to be open for business.
ETF: Unlike the Mutual Fund, individual shares of the ETF may not be purchased at NAV per share directly with the ETF. Rather, shares of the ETF may only be purchased by APs in Creation Units. Otherwise, shares of the ETF may only be bought in secondary market transactions, such as on exchanges and other trading platforms. The ETF only provides for the direct exchange of shares with authorized participants via creation and redemption units, as described in Question 3. For a more complete discussion, see the section below titled “Differences in Purchase Procedures and Redemption Procedures.”
For a more complete discussion, see the section below titled “Differences in Purchase Procedures and Redemption Procedures.”

QUESTION 17: HOW DO THE REDEMPTION PROCEDURES OF THE FUNDS COMPARE?
Answer: Mutual Fund: Shares of the Mutual Fund may be redeemed at the next calculated NAV per share, determined as directly with the Mutual Fund each day that the NYSE is scheduled to be open for business.

ETF: Unlike the Mutual Fund, individual shares of the ETF may not be redeemed at NAV per share directly with the ETF. Rather, shares of the ETF may only be redeemed by APs in Creation Units. Otherwise, shares of the ETF may only be sold in secondary market transactions, such as on exchanges and other trading platforms. The ETF only provides for the direct exchange of shares with authorized participants via creation and redemption units, as described in Question 3. For a more complete discussion, see the section below titled “Differences in Purchase Procedures and Redemption Procedures.”
Q&A    6

PRELIMINARY COMBINED PROXY STATEMENT/PROSPECTUS
SUBJECT TO COMPLETION
July 24, 2025
The information in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
_____________________________________
COMBINED PROXY STATEMENT AND PROSPECTUS
DATED July 24, 2025
For the Reorganization of
Akre Focus Fund

Into
Akre Focus ETF
(each a series of Professionally Managed Portfolios)
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-877-862-9556

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Akre Focus Fund (the “Mutual Fund” or “Target Fund”), a series of Professionally Managed Portfolios (“Trust” or “PMP”). The Meeting is scheduled for September 19, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. At the Meeting, you and other shareholders of the Mutual Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between PMP, on behalf of the Mutual Fund, and PMP, on behalf of the Akre Focus ETF (the “ETF” or “Acquiring Fund”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Mutual Fund by the ETF in exchange solely for shares of the ETF of equal value (except for the value of any fractional Mutual Fund shares held by shareholders, which will be distributed in cash to Mutual Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Mutual Fund, (iii) the complete liquidation and dissolution of the Mutual Fund, and (iv) to approve one or more adjournments of the Meeting to a later date to solicit additional proxies.
If shareholders of the Mutual Fund vote to approve the Plan on behalf of the Mutual Fund, shareholders of the Mutual Fund will receive shares of the Akre Focus ETF, in the Reorganization having a total dollar value equal to the value of their investment in the Mutual Fund immediately prior to the Reorganization (except for the value of any fractional shares which will be distributed prior to the closing of the Reorganization), as determined pursuant the Plan. The Mutual Fund will then be liquidated and dissolved.
The Reorganization is anticipated to be tax-free for the Mutual Fund and its shareholders. However, the redemption of fractional shares of the Mutual Fund prior to its reorganization into the ETF, as discussed in greater detail in this Proxy Statement/Prospectus, will result in the recognition of gain or loss to Mutual Fund shareholders. This is because the ETF, as an ETF, does not issue fractional shares. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments. If shareholders approve the Reorganization, there are a number of operational and other steps that must occur to implement the Reorganization for the Mutual Fund and its shareholders. One of those operational steps will be for the Mutual Fund to consolidate all of its classes into one. More information about these matters is set forth below. Importantly, shareholders must hold their Mutual Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account”) in order to receive ETF shares.
Combined Proxy Statement/Prospectus    1

Consolidation of Share Classes and Fee Waivers

If the Reorganization is approved by shareholders, the Mutual Fund will consolidate its share classes before the closing of the Reorganization. Prior to the closing of the Reorganization, all issued and outstanding Retail Class Shares and Supra Institutional Class Shares will be consolidated into Institutional Class Shares (the “Share Class Consolidation”). Following the Share Class Consolidation, the Retail and Supra Institutional Classes will be closed. The Board approved the Share Class Consolidation at the May 21, 2025 meeting. The Share Class Consolidation is not expected to trigger taxable events for federal income tax purposes.

Retail Class Shares. After the close of business on or about October 10, 2025, the Mutual Fund will consolidate the Retail Class Shares into Institutional Class Shares. Prior to this consolidation, shareholders of Retail Class Shares may redeem or exchange their Mutual Fund shares as described in the Mutual Fund’s Prospectus. In the consolidation, each shareholder holding Retail Class Shares of the Mutual Fund will receive Institutional Class Shares of the Mutual Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Retail Class Shares.

Effective on or about October 10, 2025, all Distribution and Service (Rule 12b-1) Fees will be voluntarily waived, and shareholders will be subject to a lower expense ratio as described below.

Supra Institutional Class Shares. After the close of business on or about October 10, 2025, the Mutual Fund will consolidate the Supra Institutional Class Shares into Institutional Class Shares. Prior to this consolidation, shareholders of Supra Institutional Class Shares may redeem or exchange their Mutual Fund shares as described in the Mutual Fund’s Prospectus. In the consolidation, each shareholder holding Supra Institutional Class Shares of the Mutual Fund will receive Institutional Class Shares of the Mutual Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Supra Institutional Class Shares.

Institutional Class Shares. Following the Share Class Consolidation, the Mutual Fund will have a single class of Institutional Shares. Effective on or about October 10, 2025, the Adviser has agreed to waive its fees and/or pay the Mutual Fund’s expenses such that the total expense ratio of the Institutional Class Shares will not exceed 0.98% of the average daily net assets of the Institutional Class Shares. Upon the closing of the Reorganization expected on or about October 24, 2025, the Institutional Shares will be converted into ETF shares pursuant to the Agreement and Plan of Reorganization.

The Board of Trustees of PMP (the “Board”) has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Mutual Fund, and that the interests of the existing shareholders of the Mutual Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Mutual Fund vote “FOR” the Proposal.
The ETF will assume and continue the investment operations of the Mutual Fund, including its performance history and financial records. The ETF has not commenced investment operations.

The Mutual Fund and the ETF have identical investment objectives and substantially similar investment strategies. The Mutual Fund and ETF have substantially similar investment restrictions and risks.
Akre Capital Management, LLC (“Akre” or the “Adviser”) serves as investment adviser to the Mutual Fund and will serve as the investment adviser to the ETF with the same portfolio managers responsible for day-to-day management. There are differences in:
•how the ETF is distributed,
•purchase procedures for the ETF, and
•redemption procedures for the ETF.
Each of the differences is summarized in the enclosed Proxy Statement/Prospectus. After the Reorganization, the ETF will be operated at a lower total expense ratio than the Mutual Fund for shareholders that hold Retail Class and Institutional Class shares of the Mutual Fund and at the same total expense ratio for shareholders that hold Supra Institutional Class shares of the Mutual Fund.

Shares of the ETF will be listed for trading on the New York Stock Exchange (the “Exchange”).
Combined Proxy Statement/Prospectus    2

In preparation for the closing of the Reorganization, the last day to purchase or redeem shares of the Mutual Fund will be October 20, 2025. The Reorganization is expected to close after the end of trading on October 24, 2025. The ETF is expected to be open for trading on October 27, 2025.
This Proxy Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Mutual Fund and constitutes an offering of the ETF shares issued in the Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the United States Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•The Prospectus related to the ETF, dated January 21, 2025 as supplemented on June 18, 2025;
•the Statement of Additional Information related to the ETF dated January 21, 2025;

•the Prospectus related to the Mutual Fund, dated November 28, 2024, as supplemented on June 4, 2025;
•the Statement of Additional Information related to the Mutual Fund, dated November 28, 2024, as supplemented on June 4, 2025;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Mutual Fund for the fiscal year ended July 31, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-05037) (Accession No. 0001133228-24-009298); and
•the Certified Shareholder Report on Form N-CSR to shareholders of the Mutual Fund for the six-month semi-period ended January 31, 2025, which has previously been sent to shareholders of the Mutual Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-05037) (Accession No. 0001133228-25-003473)
You may request a free copy of the ETF’s Prospectus and SAI, when available, by calling 1-800-617-0004. Because the ETF has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available. The ETF is an open-end management investment company that was previously registered but never commenced investment operations. The ETF will be used in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Mutual Fund. The ETF will not commence operations until the date of the Reorganization.
This Proxy Statement/Prospectus will be mailed on or about July 31, 2025 to shareholders of record of the Mutual Fund as of July 17, 2025 (the “Record Date”).
The Mutual Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC.
The Mutual Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Mutual Fund at Akre Focus Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or by calling toll-free at 1-877-862-9556. They are also available, free of charge, at the Mutual Fund’s website at www.akrefund.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

Combined Proxy Statement/Prospectus    3

    i

SUMMARY OF KEY INFORMATION

FEES AND EXPENSES
Shareholders of the Akre Focus Fund (the “Target Fund”) pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of the Target Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are current based on the expenses of the Target Fund for the semi-fiscal period ended January 31, 2025, and the pro forma expenses of the Akre Focus ETF (the “Acquiring Fund”) after giving effect to the Reorganization. The tables also show the pro forma expenses of the ETF after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. None of the fees of the Target Fund may be recaptured after the Reorganization. You will not pay any brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares in the Reorganization.
Summary of Fund Fees and Expenses

	Target Fund Akre Focus Fund (Retail Class)	Target Fund Akre Focus Fund (Institutional Class)	Target Fund Akre Focus Fund (Supra Institutional Class)	Acquiring Fund Akre Focus ETF (pro forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.98% (2)
Distribution and Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses(1)	0.17%	0.16%	0.08%	0.00%
Total Annual Fund Operating Expenses	1.32%	1.06%	0.98%	0.98%
(1)The Retail and Institutional Classes of the Target Fund are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets, while the Supra Institutional Class is authorized to pay an annual shareholder servicing fee of up to 0.03% of such class’s average daily net assets.
(2)The Acquiring Fund’s investment adviser will pay all expenses incurred by the Acquiring Fund (except for the fee paid to the Adviser pursuant to the advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by PMP under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act).

Examples of the Effect of Fund Expenses
These examples are intended to help you compare the cost of investing in the Target Fund Shares with the cost of investing in the Acquiring Fund Shares, both before and after the Reorganization. The example assumes:
•You invest $10,000 in the Target Fund and in the Acquiring Fund for the periods shown;
•Your investment has a 5% return each year and the Target Fund’s operating expenses remain the same; and
•You reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Akre Focus Fund (Retail Class)	$134	$418	$723	$1,590
Akre Focus Fund (Institutional Class)	$108	$337	$585	$1,294
Akre Focus Fund (Supra Institutional Class)	$100	$312	$542	$1,201
Akre Focus ETF – pro forma*	$100	$312	$542	$1,201
*The expense example reflects annual fund operating expenses as of January 31, 2025 of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated and do not include the estimated costs of the Reorganization. The Target Fund will bear 50% of the Reorganization costs (excluding brokerage costs, if any).

Portfolio Turnover
The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Selling securities may also result in taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Target Fund’s performance. These costs may be higher for mutual funds than ETFs because when a mutual fund’s shares are redeemed or created, it may sell portfolio holdings to pay redemptions and may buy securities to deploy cash received via purchases. The mutual fund pays custody fees and commissions on those trades and for sales of securities may realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed or created from the ETF on the other hand, redemptions may be processed by delivering to Authorized Participants shares of underlying portfolio holdings, and creations can be effected via a delivery by Authorized Participants to the ETF shares of securities requested by the Adviser. This means that the ETF generally does not need to sell portfolio holdings to pay redemptions or need to deploy cash received via share purchases by buying securities in the open market. This is expected to result in lower custody fees and commissions for the Acquiring Fund vs. the Target Fund.

COMPARISON OF INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives between the Target Fund and Acquiring Fund. The investment strategies of the Target Fund and Acquiring Fund are substantially similar.
The same portfolio manager will continue to be responsible for day-to-day management of the Acquiring Fund.

Investment Objectives of the Akre Focus Fund and the Akre Focus ETF
Akre Focus Fund	Akre Focus ETF
The investment objective for both Funds is to seek long-term capital appreciation.

Principal Investment Strategies of the Akre Focus Fund and the Akre Focus ETF
Akre Focus Fund	Akre Focus ETF
Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights, Real Estate Investment Trusts (“REITs”), and other securities that are convertible into equity securities. The Fund may invest up to 35% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements of up to 33-1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of July 31, 2024, 46.9% of the Fund’s net assets were invested in securities of issuers within the financial services sector.

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights, Real Estate Investment Trusts (“REITs”), and other securities that are convertible into equity securities. The Fund may invest up to 35% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements of up to 33 1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, Akre Capital Management, LLC (the “Adviser”) may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time.	Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time.
The Adviser principally seeks to identify companies which may earn higher-than-average returns on shareholders’ equity; are managed, in the Adviser’s judgment, by individuals who have a history of treating public shareholders like partners; and have ample opportunity to reinvest excess profits at above-average rates. Once a potential investment is identified, the Adviser attempts to purchase shares at valuations the Adviser considers modest-to-reasonable, relative to the nature of the business, and the expected growth in economic value per share. The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest a larger percentage of its assets in fewer issuers than diversified mutual funds.
The Adviser principally seeks to identify companies which may earn higher-than-average returns on shareholders’ equity; are managed, in the Adviser’s judgment, by individuals who have a history of treating public shareholders like partners; and have ample opportunity to reinvest excess profits at above-average rates. Once a potential investment is identified, the Adviser attempts to purchase shares at valuations the Adviser considers modest-to-reasonable, relative to the nature of the business, and the expected growth in economic value per share. The Fund is non-diversified under the 1940 Act, and may invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

Principal Investment Strategies of the Akre Focus Fund and the Akre Focus ETF
Akre Focus Fund	Akre Focus ETF
The Adviser may sell a security for a variety of reasons, including, without limitation, when: (1) a security subsequently fails to meet the Adviser’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization, changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged to be more attractive than a current holding; (4) views change of the individual holdings as well as the general market; or (5) something changes for the worse in the business model, management or governance, or future opportunity for reinvestment.	The Adviser may sell a security for a variety of reasons, including, without limitation, when: (1) a security subsequently fails to meet the Adviser’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization, changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged to be more attractive than a current holding; (4) views change of the individual holdings as well as the general market; or (5) something changes for the worse in the business model, management or governance, or future opportunity for reinvestment.
Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, generally, it is anticipated that the Fund’s portfolio turnover will not exceed 50% annually.	Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, generally, it is anticipated that the Fund’s portfolio turnover will not exceed 50% annually.

Additional details on the principal investment strategies, which apply to the Target Fund and Acquiring Fund
Although it primarily utilizes fundamental analysis to identify potential investments, the Adviser may employ charting, technical analysis, and other forms of analysis to identify potential investments. The Adviser employs a bottom-up approach to researching and analyzing companies.
Cash Holdings and Temporary Defensive Positions.
The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. During rising markets, holding larger than usual cash reserves may be detrimental to the Fund’s performance. During declining markets, holding larger than usual cash reserves may allow the Fund to purchase securities at a discount. To the extent the assets of the Fund are invested in temporary defensive positions in response to adverse market, economic, political, or other conditions, the Fund may not achieve its investment objective.

Investment Restrictions of the Target Fund and the Acquiring Fund
The investment restrictions for the Target Fund and the Acquiring Fund are identical.
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

Target Fund	Acquiring Fund
The Fund may not:
1.Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans;
2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);
4.Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
5.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or
6.Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

The Fund may not:
1.Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act and the regulations thereunder, as interpreted, modified, or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans;
2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);
4.Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
5.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or
6.Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

Principal Investment Risks of the Target Fund and the Acquiring Fund
The principal investment risks for the Target Fund and the Acquiring Fund are substantially similar as outlined below. The Acquiring Fund is subject to ETF Risks, which did not apply to the Target Fund. The principal risks of investing in the Fund that may adversely affect a Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Fund will achieve their investment objectives.

•Equity Securities Risk – Equity Securities are susceptible to general stock market fluctuations which may result in volatile increases and decreases in value. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Large-Cap Investment Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Management Risk – The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Mid-Cap and Small-Cap Investment Risk – Securities of mid-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations.
•Foreign Securities and ADR Risk – Investing in foreign securities and ADRs may involve increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.
•Non-Diversification Risk – The Fund is classified as non-diversified under the 1940 Act, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers may expose the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.
•Sector Emphasis Risk – From time to time, the Fund may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business, or other developments affecting a specific sector in which the Fund has invested, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Cash Position Risk – To the extent that the Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.
•Depositary Receipts Risk – Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things: political, social, and economic developments abroad; currency movements; and different legal, regulatory, and tax environments.
•Derivatives Risk – Any use of derivatives may reduce the Fund’s returns and/or increase volatility. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a counterparty’s losses being substantially greater than the amount invested in the derivative itself.
•General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets
•Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
•Real Estate Investment Trusts Risk – In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies; a decline in rents resulting from unanticipated economic, legal, or technological developments; or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.
•Securities Lending Risk – There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money.
•ETF Risks – The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk – The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.
◦Cash Transactions Risk – The Fund expects to effect many of its creation unit purchase transactions for cash, rather than in-kind for securities. This may cause the Fund to incur brokerage, tax, foreign exchange, execution, price movement or other costs and expenses resulting from trades due to cash purchase transactions. The Fund may also effect redemptions of creation units for cash or a combination of cash and in-kind. As a result, the Fund may have to sell portfolio securities, possibly at inopportune times, in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash in purchases and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. The maximum transaction fee may not be sufficient to compensate the Fund for additional costs or expenses due to the use of cash in creation unit transactions, and the Fund’s performance could be adversely impacted.
◦Costs of Buying or Selling Shares – Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading – Although Shares are listed for trading on NYSE (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
◦Listing Standards Risk – The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

PERFORMANCE HISTORY
For the Reorganization, the Acquiring Fund will be the surviving legal entity and will adopt the accounting history of the Target Fund. As a result, the Acquiring Fund will assume the performance history of the Target Fund when the Reorganization closes.
Akre Focus Fund
The following performance information indicates some of the risks of investing in the Akre Focus Fund. The bar charts show the performance of the Retail Class and Institutional Class for the Akre Focus Fund for the calendar years ended December 31. The table illustrates how the Akre Focus Fund’s average annual returns for one-year, five-years, ten-years, and since inception periods compare with those of a broad measure of market performance and an additional index the Adviser believes reflects the market sectors in which the Fund invests. Updated performance information is available on the Fund’s website at www.akrefund.com or by calling the Fund toll-free at 1-877-862-9556.

Annual Returns as of December 31 – Retail Class

The Target Fund’s Retail Class year-to-date return as of March 31, 2025 was 1.46%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 21.58% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -13.09% (quarter ended June 30, 2022).

Annual Returns as of December 31 – Institutional Class
The Target Fund’s Institutional Class year-to-date return as of March 31, 2025 was 1.52%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 21.66% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -13.03% (quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	5 Years	10 Years	Since Inception(2)
Retail Class
Return Before Taxes	17.97%	11.78%	13.64%	15.08%
Return After Taxes on Distributions	16.67%	10.82%	13.04%	14.59%
Return After Taxes on Distributions and Sale of Fund Shares	11.64%	9.28%	11.40%	13.17%
Institutional Class
Return Before Taxes	18.27%	12.08%	13.95%	15.39%
Return After Taxes on Distributions	17.02%	11.15%	13.36%	14.90%
Return After Taxes on Distributions and Sale of Fund Shares	11.78%	9.52%	11.67%	13.46%
Supra Institutional Class(2)
Return Before Taxes	18.37%	12.17%	14.04%	15.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.27%
S&P 500® Equal Weight Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	13.01%	10.75%	10.26%	13.15%
(1)The Adviser believes that the additional index reasonably represents the market sectors in which the Fund invests.
(2)Since Inception return is from August 31, 2009, for the Retail Class shares and Institutional Class shares, and August 31, 2015, for the Supra Institutional Class shares. Performance shown prior to the inception of Supra Institutional Class shares reflects the performance of the Fund’s Institutional Class shares. The performance of the Institutional Class shares is lower than performance of the Supra Institutional Class shares because Supra Institutional Class shares have lower expenses than the Institutional Class shares.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Retail Class and Institutional Class. The after-tax returns for the Supra Institutional Class will vary to the extent it has different expenses.

MANAGEMENT OF THE FUNDS
Investment Adviser
Akre Capital Management, LLC.
Portfolio Manager
John H. Neff, the Chief Executive Officer and Chief Investment Officer of the Adviser, also serves as portfolio manager. The portfolio manager is responsible for the day-to-day management of the Fund.

The SAI for the Target Fund and Acquiring Fund provides additional information about the Portfolio Manager’s compensation structure, other accounts that the Portfolio Manager may manage and the Portfolio Manager’s ownership of shares.

DIFFERENCE IN PURCHASE PROCEDURES AND REDEMPTION PROCEDURES
There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Additionally, see Prospectus related to the ETF, dated January 21, 2025 for more information on purchase and redemption procedures of the Acquiring Fund.

	Target Fund	Acquiring Fund
Distribution	Shares may be purchased by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network by telephone, through the Automatic Investment Plan (“AIP”), or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.
Individual shares may be purchased in the secondary market on an exchange, through a broker.
New shares may only be purchased directly from the Acquiring Fund in large groups called “creation units” and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the Exchange, through a broker. Authorized Participants may purchase creation units of shares from PMP.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund or through a financial intermediary at NAV at any time and will receive proceeds in cash.
Individual shareholders “exit” their investment in the Acquiring Fund by selling shares on the Exchange, through a broker.
Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For the Target Fund and the Acquiring Fund, the NAV of a fund is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business.
Differences in Purchases of Shares
Target Fund
Shares of the Target Fund are sold at net asset value (“NAV”). Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund’s shares may be purchased on any business day by written request via mail (Akre Focus Fund c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 1-877-862-9556, or through a financial intermediary. Target Fund shares may also be purchased by wire transfer. The minimum initial investment for the Target Fund’s Institutional Class is $250,000.00, $2,000.00 for the Retail Class, and $300,000,000.00 for the Supra Institutional Class. The Target Fund does have a minimum for subsequent investment in the Retail Class of $250.00, and the Institutional Class of $25,000.00.

Acquiring Fund
Shares of the Acquiring Fund will be listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because the Acquiring Fund shares will trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Acquiring Fund will issue and redeem shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Fund generally will issue and redeem Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
When purchasing shares of the Acquiring Fund, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Differences in Redemption of Shares
Target Fund
Shares of the Target Fund are redeemed directly from the Target Fund at net asset value (“NAV”) on any day that the NYSE is open for trading, subject to certain restrictions. Target Fund’s shares may be redeemed on any business day by written request via mail (Akre Focus Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 1-877-862-9556, or through a financial intermediary. Target Fund’s shares may also be redeemed by wire transfer.
Acquiring Fund
The Acquiring Fund will be traded on the Exchange. Individual ETF shares will not be redeemed by investors directly from the Acquiring Fund, except in creation units. To exit an investment, an investor would sell individual ETF Shares on the Exchange through a broker-dealer. If an investor wishes to sell shares of the Acquiring Fund, the investor should contact their broker. Investors may incur a brokerage fee when selling shares of the Acquiring Fund. Because the shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring Fund. Redemption activity conducted by Authorized Participants directly with the Acquiring Fund will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units.
Pricing and Valuation Arrangements
The Target Fund and Acquiring Fund apply the same procedures for calculating their NAV per share. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Funds have adopted the same policies and procedures for valuing their portfolio assets. The Funds value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board. The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time.
DISTRIBUTOR
Quasar Distributors, LLC is the distributor for both the Target Fund and the Acquiring Fund. The Distributor is a broker-dealer registered with the SEC.
For the Target Fund, the Distributor provides certain administration services and promotes and arranges for the sale of Target Fund shares. The offering of the Target Fund’s shares is continuous.
For the Acquiring Fund, the Distributor distributes Creation Units on an agency basis and does not maintain a secondary market in shares.
For the Acquiring Fund, the Board adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. However there are no plans to impose these fees in the next year. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Target Fund has adopted a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, the Retail and Institutional Classes are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets, while the Supra Institutional Class is authorized to pay an annual shareholder servicing fee of up to 0.03% of such class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund’s shares.The Supra Institutional and Institutional Classes of shares of the Target Fund do not charge a Rule 12b-1 fee.
The Acquiring Fund has not adopted a Shareholder Servicing Plan.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Proxy Statement/Prospectus, at the Meeting, the shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization to reorganize the Target Fund into the Acquiring Fund (the “Plan”) as provided in Appendix A. Under the Plan, subject to the requisite approval of the Reorganization, the Target Fund will transfer all of its assets (other than cash paid out to shareholders for fractional shares, if any) to the Acquiring Fund. In exchange, the Acquiring Fund will assume all of the Target Fund’s liabilities and issue shares of the Acquiring Fund having an aggregate net asset value (other than cash in lieu paid out for fractional shares, if any) equal to the aggregate net asset value of the Target Fund’s shares as of the effective time and date of the Reorganization (the “Closing Date”). (Currently, the Closing Date is expected to be on or about October 24, 2025). The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization, adjusted for the payment of cash in redemption of fractional shares.
The Board, including the Trustees who are not “interested persons” of PMP (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the Acquiring Fund, has approved the Plan. The Plan provides for:
a.the transfer of all of the assets (other than paid out for fractional shares, if any) and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of the Acquiring Fund shares to the Target Fund’s shareholders; and
c.the termination of the Target Fund as a separate series of PMP.
Consolidation of Share Classes and Fee Waivers
If the Reorganization is approved by shareholders, the Mutual Fund will consolidate its share classes before the closing of the Reorganization. Prior to the closing of the Reorganization, all issued and outstanding Retail Class Shares and Supra Institutional Class Shares will be consolidated into Institutional Class Shares (the “Share Class Consolidation”). Following the Share Class Consolidation, the Retail and Supra Institutional Classes will be closed. The Board approved the Share Class Consolidation at the May 21, 2025, meeting. The Share Class Consolidation is not expected to trigger taxable events for federal income tax purposes.

Retail Class Shares. After the close of business on or about October 10, 2025, the Mutual Fund will consolidate the Retail Class Shares into Institutional Class Shares. Prior to this consolidation, shareholders of Retail Class Shares may redeem or exchange their Mutual Fund shares as described in the Mutual Fund’s Prospectus. In the consolidation, each shareholder holding Retail Class Shares of the Mutual Fund will receive Institutional Class Shares of the Mutual Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Retail Class Shares.

Effective on or about October 10, 2025, all Distribution and Service (Rule 12b-1) Fees will be voluntarily waived, and shareholders will be subject to a lower expense ratio as described below.

Supra Institutional Class Shares. After the close of business on or about October 10, 2025, the Mutual Fund will consolidate the Supra Institutional Class Shares into Institutional Class Shares. Prior to this consolidation, shareholders of Supra

Institutional Class Shares may redeem or exchange their Mutual Fund shares as described in the Mutual Fund’s Prospectus. In the consolidation, each shareholder holding Supra Institutional Class Shares of the Mutual Fund will receive Institutional Class Shares of the Mutual Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Supra Institutional Class Shares.

Institutional Class Shares. Following the Share Class Consolidation, the Mutual Fund will have a single class of Institutional Shares. Effective on or about October 10, 2025, the Adviser has agreed to waive its fees and/or pay the Mutual Fund’s expenses such that the total expense ratio of the Institutional Class Shares will not exceed 0.98% of the average daily net assets of the Institutional Class Shares. Upon the closing of the Reorganization expected on or about October 24, 2025, the Institutional Shares will be converted into ETF shares pursuant to the Agreement and Plan of Reorganization.

Reasons for the Proposed Reorganization
The Reorganization has been proposed because the Board, as recommended by the Adviser believes that it is in the best interests of the Target Fund and its shareholders because (1) the Acquiring Fund has an identical investment objective and substantially the same investment strategies and policies as the Target Fund; (2) operating the investment strategy in the ETF model will be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring Fund throughout the trading day at the then prevailing market price; and (4) the Acquiring Fund is expected to have a lower total expense ratio than the Retail and Institutional Class of the Target Fund and the same total expense ratio as the Supra Institutional Class of the Target Fund and will provide certain tax efficiencies.

The Adviser recognizes that after the Reorganization, shareholders will no longer have the right to redeem fund shares individually from the Fund directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. However, the Adviser believes that overall, converting the Mutual Fund to an ETF will result in a better outcome for shareholders over the long-term.
The Adviser believes the Acquiring Fund will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a much lower level. These fees are:
a.Transfer agency fees, which are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds.
b.Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. ETFs do not have these programs and shareholders receive this information from their financial intermediaries instead.
c.State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.
d.Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. ETFs generally incur custody-related expenses at a much lower rate than mutual funds, because of the way ETF shares are created and redeemed. In an ETF, creation and redemption activity occurs through in-kind transactions with Authorized Participants who bear the associated costs rather than the Fund and its shareholders.
e.When a mutual fund’s shares are purchased, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs may not be incurred by the ETF. In the ETF creation unit process, the ETF may receive incoming transfers of shares, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.
f.When a mutual fund’s shares are redeemed, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed from the ETF, the redemption is paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the ETF generally does not sell portfolio holdings to pay redemptions. (We say “generally” because the Target Fund holds foreign securities; in some foreign securities markets, often called “cash in lieu” markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds).
g.The Adviser believes that all of these fee reductions will contribute to lower overall total expense ratios for the Acquiring Fund.

Board Considerations
The Board considered the Reorganization, which was recommended by Akre, at a meeting held on May 21, 2025. In considering the Reorganization, the Board reviewed detailed information, including written materials and oral presentations, from Akre. The Board evaluated, among other things, Akre’s rationale for recommending the Reorganization, the terms of the Plan, the investment objective and strategies of the Target Fund and the Acquiring Fund, the expenses relating to the Reorganization, the advisory fee rates and expense ratios of the Target Fund and the Acquiring Fund, the experience and expertise of the Acquiring Fund’s investment adviser, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.
After careful consideration, the Board, including the Independent Trustees, determined that the Reorganization was in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board unanimously approved the Plan and agreed to recommend that shareholders of the Target Fund vote in favor of the proposal. In determining to approve the Reorganization and recommend it to Target Fund shareholders, each member of the Board, applying his or her business judgment, considered all of the factors as a whole. The Board did not find any one factor to be determinative, and each individual Trustee may have attributed different weights to different factors.
The Board’s considerations included, but were not limited to, the following:
•The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Board also considered that pursuant to the Plan, the Target Fund shareholder will receive Acquiring Fund shares equal in number and value to the number and aggregate NAV of the Target Fund shares he or she held immediately prior to the Reorganization, except fractional Target Fund shares held would be redeemed for cash in the Reorganization.
•Reorganization from Mutual Fund to ETF Structure. The Board considered the implications of converting from a traditional mutual fund to an exchange-traded fund (“ETF”) structure. In this regard, the Board considered the relative advantages and disadvantages of each such structure, including matters discussed with Akre regarding the likely trading experience of Acquiring Fund shareholders of discounts, premiums and bid-ask spreads. The Board considered that, in order to receive Acquiring Fund shares in the Reorganization, certain Target Fund shareholders would need to open brokerage accounts that are able to hold exchange-traded securities.
•No Dilution. The Board considered that, for purposes of the Reorganization, the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund, as well as the NAV of each share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as supplemented. Accordingly, the Board considered that the interests of Target Fund shareholders will not be diluted as a result of the Reorganization. The Board also considered that, if shareholders of the Target Fund did not wish to become shareholders of the Acquiring Fund, they could redeem their Target Fund shares before the Reorganization. The Board considered that no commission or other transactional fees would be imposed on Target Fund shareholders in connection with any such redemption or in connection with the Reorganization.
•Identical Investment Objective and Substantially Similar Investment Strategies. The Board considered that the investment objectives are identical and the investment strategies are substantially similar between the Acquiring Fund and the Target Fund. The Board also considered that the principal investment risks and fundamental restrictions of the Target Fund and the Acquiring Fund are identical.

•Portfolio Manager. The Board considered that the Akre portfolio manager who is responsible for the day-to-day investment of the Target Fund’s portfolio will continue to be responsible for day-to-day investment of the Acquiring Fund’s portfolio.
•Expenses Relating to Reorganization. The Board considered that each of Akre and the Target Fund would bear 50% of the costs of the Reorganization, including expenses related to preparing and filing this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing the Proxy Statement/Prospectus, and any legal fees incurred to facilitate the transaction. In this regard, the Board considered the benefits that shareholders may realize as shareholders of the Acquiring Fund as compared to shareholders of the Target Fund.
•Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that, as a result, shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization, except in connection with the redemption of fractional Target Fund shares held as of the date of the Reorganization. The Board noted that the Target Fund would receive an opinion of counsel regarding the tax treatment of the Reorganization.
•Relative Expense Ratios. The Board considered information comparing the Target Fund’s and Acquiring Fund’s gross and net expense ratios and noted that the total expense ratio for the Acquiring Fund is expected to be lower than that of the Retail Class and Institutional Class of the Target Fund and is expected to be the same as that for Supra Institutional Class of the Target Fund. The Board considered that while the advisory fee will increase from 0.90% to 0.98%, the total expense ratio of the Acquiring Fund would effectively be capped by the unitary fee arrangement to be used by the Acquiring Fund in lieu of a traditional contractual waiver arrangement, such as that applicable to the Target Fund.
•Distribution and Service Fees. The Board considered that the Institutional Class of the Target Fund charges a 0.08% shareholder servicing fee and does not have a Rule 12b-1 plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets. The Board also considered that the Acquiring Fund has a Rule 12b-1 plan but that Akre represented that there is no current intent to impose 12b-1 fees on the Acquiring Fund.
•Other Alternative. The Board considered taking no action with respect to the Target Fund. The Board considered the merits and viability of maintaining the status quo.
Based on the foregoing, the Board, in the exercise of its reasonable business judgment, determined that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Target Fund.
Costs and Expenses of the Reorganization
The estimated cost of the Reorganization is expected to be approximately $840,000.00. Akre, the investment adviser for the Mutual Fund and ETF will bear 50% of the Reorganization costs except for any related portfolio transaction costs, which are expected to be de minimis. The Mutual Fund will bear the other 50% of the Reorganization costs. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by PMP.
Capitalization
The following table sets forth the capitalization of the Funds and on a pro forma basis the successor Acquiring Fund, as of June 10, 2025, if the Reorganization were to have closed on June 10, 2025. The table does not show the actual combined aggregate for the number of shares the combined Funds being issued in connection with the Reorganization, as this will depend on the NAV and the number of shares outstanding of the Target Fund at the effective time of the Reorganization.

The Fund will determine the ETF shares outstanding and NAV figures by converting Retail Class shares and Supra Institutional Class shares to Institutional Class shares, retaining the Institutional Class’s NAV per share and recalculating shares outstanding in order to retain the value of the net assets in the converted Retail Class shares and Supra Institutional Class shares. Institutional Class shares will then convert to ETF shares with a 1:1 conversion ratio after fractional shares have been liquidated, retaining the NAV per share of the converted Institutional Class shares.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Akre Focus Fund
Retail Class	$4,184,279,614	60,105,780	$69.62
Institutional Class	$6,913,117,168	94,790,399	$72.93
Supra Institutional Class	$1,223,877,690	16,615,410	$73.66
Total	$12,321,274,472
Adjustments[1]	0	$(2,565,735)	$2.59
Akre Focus ETF (Pro Forma)	$12,321,274,472	168,945,854	$72.93

1 Please see the above paragraph for an explanation of the adjustments made to the shares outstanding and net asset value.
Federal Tax Consequences
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.
Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses. As of its most recent fiscal year ended July 31, 2024, the Target Fund had no capital loss carryforwards. The amount of the Target Fund’s capital loss carryovers as of the date of the Reorganization may differ substantially from this amount. The Acquiring Fund’s ability to use the capital loss carryovers of the Target Fund, if any, to offset gains of the Acquiring Fund, if any, in a given tax year after the Reorganization may be limited by loss limitation rules under Federal tax law and depends on various other factors, including the future realization of capital gains or losses.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Sullivan & Worcester LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, while the matter is not entirely free of doubt:
1.The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
2.No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
3.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

4.No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
5.The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
6.The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
7.No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) pursuant to Section 354(a) of the Code.
8.The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
9.The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
10.The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.
11.The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognize upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
VOTING INFORMATION
PROXY STATEMENT/PROSPECTUS
You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund’s Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.
This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about July 31, 2025 to all shareholders entitled to vote.
Shareholders may attend the Meeting. The Meeting will begin promptly on September 19, 2025, at 12:00 p.m., Central time and be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. Only Target Fund shareholders will be able to participate in the Meeting.

Shareholders of record of the Target Fund as of the close of business on the Record Date of July 17, 2025 are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date are set forth below. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Akre Focus Fund	Outstanding Shares
Retail Class	59,136,080.338
Institutional Class	93,803,715.106
Supra Institutional Class	16,438,645.217
Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Entity in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.
Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.
QUORUM REQUIREMENT AND ADJOURNMENT
A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means that 40% of the outstanding shares of the Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.
With respect to the Target Fund, if sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned with respect to such Target Fund to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.
Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes.
If you do not instruct your broker with how you wish your share to be voted, your share will not be counted as “present” for quorum, voting, or any other purpose. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “AGAINST” a Proposal because an absolute percentage of affirmative votes is required to approve a Proposal. If you do not instruct your broker with how you wish your share to be voted, your share will not be considered as present for the meeting, quorum, voting, or any other purpose. Any proxies delivered by brokers purporting to contain broker non-votes or that reference “uninstructed shares” with respect to any position, will be considered invalidly delivered with respect to those positions and accordingly, will not be considered present for the meeting, quorum, or any other purpose.
Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.
VOTE NECESSARY TO APPROVE THE PROPOSAL
Shareholders of the Target Fund must approve the applicable Proposal by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the vote of the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION
In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.
In addition to solicitations by mail, officers and employees of the Target Fund, Akre and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.
As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.
DIVIDENDS AND DISTRIBUTIONS
Target Fund
The Target Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Target Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in the Target Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Target Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends will be taxable whether received in cash or in additional shares.
Acquiring Fund
The Acquiring Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Acquiring Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Fund and the Acquiring Fund is July 31. The financial highlights for the Target Fund are included in Appendix B and have been derived from financial statements audited by Tait, Weller & Baker LLP, except for information provided for the six months ended January 31, 2025, which is unaudited.
The financial highlights of the Target Fund are also contained in: (i) the annual Form N-CSR of the Target Fund for the fiscal year ended July 31, 2024, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Fund and the Acquiring Fund; and (ii) the semi-annual Form N-CSR of the Target Fund for the six months ended January 31, 2025, which are unaudited. The Tailored Shareholder Reports for the annual and semi-annual periods, which have previously been sent to shareholders, are available on request and without charge by writing to the Fund at Akre Focus Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, and are incorporated by reference into this Proxy Statement/Prospectus.
As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations and has no financial highlights. The Acquiring Fund will assume the accounting history of the Target Fund at the closing of the Reorganization.
1

DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Fund. Because the Fund is a series of PMP, the Fund’s shares have identical characteristics.
The following is a summary of the material rights of shareholders of the Fund but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Massachusetts statute governing business trusts (the “Massachusetts Statute”), PMP’s Second Amended and Restated Agreement and Declaration of Trust, and PMP’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Fund and Acquiring Fund are each a series of PMP, an open-end management investment company organized as a Massachusetts business trust on February 24, 1987. The Target Fund and the Acquiring Fund offer one class of shares.
Capital Stock. PMP is authorized to issue an unlimited number of interests (or shares). The Target Fund is an open-end mutual fund and the Acquiring Fund is an exchange traded fund. Both are series formed by PMP. Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value. As of the date of this proxy statement/prospectus, shares of approximately 23 other series of PMP are offered in separate prospectuses and statements of additional information. PMP may start additional series and offer shares of new funds under PMP at any time.
Voting Rights. Each share of the Target Fund and the Acquiring Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. PMP Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. PMP is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of any Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of PMP. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of PMP are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
PMP is managed by the Board. The persons sitting on the Board will continue to be the same after the Reorganization.

OTHER SERVICE PROVIDERS
The Acquiring Fund will use the same service providers as currently used by the Target Fund:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Ownership of Securities of the Fund. As of the Record Date, the trustees and officers of the Fund as a group owned less than 1% of the outstanding voting securities of the Fund. The Acquiring Fund is not yet operational. As of July 17, 2025, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Fund. Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.
Principal Holders of Akre Focus Fund – Retail Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1901	36.03%	Record
National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-2010	31.36%	Record
Vanguard Brokerage Services P.O Box 1170 Valley Forge, PA 19482-1170	12.67%	Record
Principal Holders of Akre Focus Fund – Institutional Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1901	32.94%	Record
National Financial Services, LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	30.47%	Record

Principal Holders of Akre Focus Fund – Supra Institutional Shares

Name and Address	% Ownership	Type of Ownership
Brown Brothers Harriman & Co. On Behalf of BBH Private Banking Private Client Omnibus Account 140 Broadway New York, NY 10005-1108	100.00%	Record

AVAILABLE INFORMATION
PMP is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about the Fund with the SEC. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020.
EXPERTS
The financial statements and financial highlights of the Target Fund incorporated in this Proxy Statement by reference from the Fund’s annual report on Form N-CSR for the fiscal year ended July 31, 2024 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Target Fund is not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Target Fund at U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.
By order of the Board of Trustees,
/s/ Jason Hadler_______________________
Jason Hadler
President, Professionally Managed Portfolios

Appendix A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this [ ] day of [ ], 2025 by and among (i) Professionally Managed Portfolios, a a Massachusetts business trust (the “Trust”), severally and not jointly on behalf of its series, Akre Focus Fund (the “Target Fund”); and (ii) the Trust, severally and not jointly on behalf of its series, Akre Focus ETF, (the “Acquiring Fund”). Akre Capital Management, LLC is a party to this Agreement solely for purposes of Section 9.2. Other than the Target Fund and the Acquiring Fund, no other series of the Trust is a party to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Fund or the Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of the Target Fund and the Acquiring Fund.
WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value (except for the value of any fractional shares of the Target Fund which will be distributed in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Reorganization) to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, the Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, the Trust is an open-end management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and is registered with the Securities and Exchange Commission (the “Commission”);
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”); and
WHEREAS, the Board of Trustees of the Trust has authorized and approved the Reorganization with respect to the Target Fund and the Acquiring Fund.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trust agrees to take the following steps with respect to the Reorganization:
(a)    The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund Shares (excluding fractional shares) determined in the manner set forth in Section 2.
(b)    The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”). Assets shall not include the assets required to pay out any fractional shares in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Reorganization.
(c)    The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d)    As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Target Fund’s shareholders. Target Fund shareholders who would otherwise have been entitled to receive fractional shares of Acquiring Fund Shares will receive a cash payment in lieu thereof.
(e)    Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)    The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)    The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Reorganization).
(c)    The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)    All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)    “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.
(f)    “Valuation Date” shall mean the business day next preceding the Closing Date.
3.    CLOSING AND CLOSING DATE
3.1.    Subject to the terms and condition set forth herein, the Reorganization shall close on or about October 24, 2025, 2025 or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously after the close of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing may be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2.    With respect to the Reorganization:
(a)    The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this

Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.
(b)    The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.
(c)    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)    The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing or promptly thereafter, a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)    In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Trust and the Acquiring Fund as follows:
(a)    The Target Fund is duly organized as a series of the Trust, which is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder.
(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.
(c)    No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws.
(d)    The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the

Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information.
(f)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets.
(g)    The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound.
(h)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(i)    The financial statements of the Target Fund for the Target Fund’s fiscal year ended July 31, 2024 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(j)    The Trust has been furnished with unaudited financial statements of the Target Fund as of March 31, 2025. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(k)    Since July 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change.
(l)    On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Trust (on behalf of the Acquiring Fund), to the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority;

no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).
(m)    The Target Fund has elected to qualify as a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.
(n)    The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1.
(o)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws.
(p)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(q)    Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and the transactions contemplated herein and such information, as of the date provided through the date of the meeting of the shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein.
(r)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund.

(s)    The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(t)    The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.
(u)    The Target Fund has no unamortized or unpaid organizational fees or expenses.
(v)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.
(w)    The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder.
(x)    The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(y)    The Target Fund has maintained since its formation its July 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its July 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year.”
(z)    The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2024 excise tax and July 31, 2024 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return.
(aa) The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.
4.2.    The Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Trust and the Target Fund as follows:
(a)    The Acquiring Fund is duly organized as a series of the Trust, which is a businmess trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Trust Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder.
(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(c)    Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect.
(d)    No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.
(e)    The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(f)    The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound.
(g)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Target Fund no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(h)    The Acquiring Fund will be at the time of Closing a new series of the Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the Reorganization, substantially all of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date.
(i)    By the Closing, (i) the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund.
(j)    The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing; No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.
(k)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund.
(m)    The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(n)    The Acquiring Fund on the Closing will not directly or indirectly own, any shares of the Target Fund.
(o)    The Acquiring Fund will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Akre Capital Management, LLC, subject to any division of financial obligation outlined in section 9.2 herein.
(p)    The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and the transactions contemplated herein will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein.
(q)    The Trust is not aware of any arrangement whereby it or any affiliated person of the Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.    COVENANTS
5.1.    With respect to the Reorganization:
(a)    The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. No party shall take any action that would, or would reasonably be expected to, result in any of its representations or warranties set forth in this Agreement being or becoming untrue in any material respect.
(b)    The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a prospectus/proxy statement for soliciting the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify the other parties, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to this item.
(c)    The Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Trust Governing Documents and applicable law, and as set forth in the prospectus/proxy statement in order to permit further solicitation of proxies. The Trust, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record, in sufficient time to comply with the requirements of the requirements of the 1934 Act, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as necessary.
(d)    The Target Fund will assist the Acquiring Fund in obtaining (i) such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares and (ii) copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Fund.
(e)    The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN

48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(f)    Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(g)    The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(h)    It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Sullivan & Worcester LLP to render the tax opinion contemplated in this Agreement.
(i)    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(j)    The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance:
(a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(k)    The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(l)    The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.    The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(m)    The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.
6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)    All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
(b)    The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.
(c)    The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)    All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
(b)    The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.
(c)    The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund.
(d)    The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian.
(e)    The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust, on behalf of the Target Fund or the Acquiring Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1.
8.2.    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.
8.4.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act.

8.5.    The Trust shall have received on or before the Closing Date an opinion of Sullivan & Worcester LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Sullivan & Worcester LLP may request and rely upon representations contained in certificates of officers of the Trust and the officers of the Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or
(ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.
9.    FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Akre Capital Management, LLC will bear 50% of the expenses relating to the Reorganization as set forth in this Section 9.2, whether or not such Reorganization is consummated. The Target Fund will bear the remaining 50% of the expenses relating to the Reorganization. The expenses relating to the Reorganization shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The expenses relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, Akre Capital Management, LLC and the Target Fund will evenly assume or pay those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    The Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    The Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.    ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.    AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.    HEADINGS; GOVERNING LAW; ASSIGNMENT; COUNTERPARTS; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.    This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Trust Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
14.6.    Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.
14.7.    Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
For Trust:
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Attention: [ ]

Signature page follows

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Professionally Managed Portfolios,
severally and not jointly on behalf of the Target Fund
By:      Name:
Title:

Professionally Managed Portfolios,
severally and not jointly on behalf of the Acquiring Fund
By:      Name:
Title:

Akre Capital Management, LLC, solely for purposes of Section 9.2
By:      Name:
Title:

Schedule 8.5 Tax Opinions
With respect to the Reorganization:
(i)    The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(ii)    No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(iii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
(iv)    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
(v)    The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
(vi)    The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
(vii)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) pursuant to Section 354(a) of the Code.
(viii)    The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)    The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x)    The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.
(xi)    The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The Target Fund’s financial statements for the six-month period ended January 31, 2025, which are unaudited, are included in the Target Fund’s Form N-CSRS filed with the SEC, which is available upon request. The information for the fiscal years ended July 31, 2024, 2023, 2022, 2021, and 2020 has been audited by Tait, Weller & Baker LLP, the Target Fund’s and the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s Form N-CSR filed with the SEC, which is available upon request.
Akre Focus Fund
For a share outstanding throughout each year

Retail Class	Six Months Ended January 31, 2025 (unaudited)	Year Ended July 31,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$65.58	$53.76	$54.88	$64.13	$50.57	$43.95
INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.26)	(0.12)	(0.43)	(0.17)	(0.25)
Net realized and unrealized
gain (loss) on investments(b)	6.52	14.12	2.12	(6.48)	13.73	8.20
Total from investment operations	6.30	13.86	2.00	(6.91)	13.56	7.95
LESS DISTRIBUTIONS FROM:
From net realized gains	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Total distributions	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Redemption fee per share	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net asset value, end of year	$68.61	$65.58	$53.76	$54.88	$64.13	$50.57
Total return(d)	9.69%	26.51%	4.46%	(11.27)%	26.81%	18.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$4,366,231	$4,590,415	$4,412,682	$4,805,276	$6,236,285	$6,134,596
Ratio of expenses to average net assets(e)	1.32%	1.33%	1.31%	1.30%	1.30%	1.31%
Ratio of net investment
loss to average net assets(e)	(0.65)%	(0.45)%	(0.23)%	(0.72)%	(0.32)%	(0.55)%
Portfolio turnover rate(d)	2%	5%	2%	1%	10%	4%

a.Net investment income per share has been calculated based on average shares outstanding during the year.
b.Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
c.Amount represents less than $0.005 per share.
d.Not annualized for periods less than one year.
e.Annualized for periods less than one year.

Akre Focus Fund
For a share outstanding throughout each year

Institutional Class	Six Months Ended January 31, 2025 (unaudited)	Year Ended July 31,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$68.40	$55.85	$56.74	$66.05	$51.95	$45.00
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.14)	(0.11)	0.01	(0.28)	(0.03)	(0.14)
Net realized and unrealized
gain (loss) on investments	6.82	14.70	2.22	(6.69)	14.13	8.42
Total from investment operations(b)	6.68	14.59	2.23	(6.97)	14.10	8.28
LESS DISTRIBUTIONS FROM:
From net realized gains	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Total distributions	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Redemption fee per share	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net asset value, end of year	$71.81	$68.40	$55.85	$56.74	$66.05	$51.95
Total return(d)	9.85%	26.85%	4.73%	(11.03)%	27.14%	18.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$7,027,628	$7,191,335	$7,627,805	$8,722,196	$10,107,359	$7,615,987
Ratio of expenses to average net assets(e)	1.06%	1.06%	1.04%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets(e)	(0.39)%	(0.18)%	0.03%	(0.46)%	(0.06)%	(0.30)%
Portfolio turnover rate(d)	2%	5%	2%	1%	10%	4%

a.Net investment income per share has been calculated based on average shares outstanding during the year.
b.Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
c.Amount represents less than $0.005 per share.
d.Not annualized for periods less than one year.
e.Annualized for periods less than one year.

Akre Focus Fund
For a share outstanding throughout each year

Supra Institutional Class	Six Months Ended January 31, 2025 (unaudited)	Year Ended July 31,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$69.01	$56.29	$57.11	$66.42	$52.19	$45.16
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.11)	(0.06)	0.05	(0.23)	0.02	(0.09)
Net realized and unrealized
gain (loss) on investments(b)	6.88	14.82	2.25	(6.74)	14.21	8.45
Total from investment operations	6.77	14.76	2.30	(6.97)	14.23	8.36
LESS DISTRIBUTIONS FROM:
From net realized gains	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Total distributions	(3.27)	(2.04)	(3.12)	(2.34)	—	(1.33)
Redemption fee per share	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net asset value, end of year	$72.51	$69.01	$56.29	$57.11	$66.42	$52.19
Total return(d)	9.89%	26.93%	4.82%	(10.97)%	27.27%	18.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,217,624	$1,193,267	$1,066,517	$1,195,490	$1,375,920	$1,039,239
Ratio of expenses to average net assets(e)	0.98%	0.98%	0.96%	0.96%	0.95%	0.95%
Ratio of net investment income
(loss) to average net assets(e)	(0.31)%	(0.11)%	0.10%	(0.38)%	0.03%	(0.19)%
Portfolio turnover rate(d)	2%	5%	2%	1%	10%	4%

a.Net investment income per share has been calculated based on average shares outstanding during the year.
b.Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
c.Amount represents less than $0.005 per share.
d.Not annualized for periods less than one year.
e.Annualized for periods less than one year.

STATEMENT OF ADDITIONAL INFORMATION
Dated January 21, 2025
Professionally Managed Portfolios (“PMP”)
Acquisition of All of the Assets and Liabilities of
Akre Focus Fund
(a series of PMP):
By and in exchange for shares of
Akre Focus ETF
(a series of PMP)
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 24, 2025 for the special meeting of shareholders (the “Special Meeting”) of Akre Focus Fund a (the “Target Fund”), to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on September 19, 2025 at 12:00 p.m. Central time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote separately upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) of their Target Fund into Akre Focus ETF a newly created series of PMP (the “Acquiring Fund”). The Plan will provide for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of that Target Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Target Fund to its shareholders in complete liquidation of the Acquired ETF (such transaction, a “Reorganization”). The Target Fund will have collapsed all share classes into the Institutional Class prior to the Reorganization, and as such, the Institutional Class will be the accounting and performance survivor.
Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at Akre Focus Fund, c/o EQ Fund Solutions, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005, or by calling EQ Fund Solutions, LLC toll free at 1-800-820-2416.
Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.
Further information about the Acquiring Fund is included below in Exhibit A – Additional Information about the Acquiring Fund. Because the Acquiring Fund is newly-organized for the purposes of the Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports.
SAI - 1

TABLE OF CONTENTS

General Information	3
Supplemental Financial Information	3
Incorporation of Documents by Reference into the Statement of Additional Information	3
Exhibit A	#
SAI - 2

General Information
The Acquiring Fund is a newly-organized shell series of PMP with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Institutional Class of the Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.
Supplemental Financial Information
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.
A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/Prospectus.
Because the Acquiring Fund has substantially similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION
The Acquiring Fund is a series of PMP (the “Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:
Acquiring Fund
•the Prospectus related to the ETF, dated January 21, 2025 as supplemented on June 18, 2025;
•the Statement of Additional Information related to the ETF dated January 21, 2025;

Target Fund
•the Prospectus related to the Mutual Fund, dated November 28, 2024, as supplemented on June 4, 2025;
•the Statement of Additional Information related to the Mutual Fund, dated November 28, 2024, as supplemented on June 4, 2025;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Mutual Fund for the fiscal year ended July 31, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-05037) (Accession No. 0001133228-24-009298); and
•the Certified Shareholder Report on Form N-CSR to shareholders of the Mutual Fund for the six-month semi-period ended January 31, 2025, which has previously been sent to shareholders of the Mutual Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-05037) (Accession No. 0001133228-25-003473)

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STATEMENT OF ADDITIONAL INFORMATION

January 21, 2025

AKRE FOCUS ETF
AKRE
Listed on NYSE
2 W. Marshall Street
Middleburg, Virginia 20117

P.O. Box 998
Middleburg, Virginia 20118

1-800-617-0004

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the prospectus dated January 21, 2025, as may be revised (the “Prospectus”) for the Akre Focus ETF (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”). The Fund is advised by Akre Capital Management, LLC (the “Adviser”). A copy of the Prospectus is available by calling the number listed above.
The Fund’s audited financial statements for the most recent fiscal year (when available) will be included in the Fund’s Form N-CSR and are incorporated by reference into this SAI. When available, you may obtain a copy of the Fund’s financial statements without charge by contacting the Fund at the address or phone number listed above, or by visiting the Fund’s website at www.akrefunds.com.
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TABLE OF CONTENTS

INVESTMENT POLICIES AND RISKS
INVESTMENT RESTRICTIONS
PORTFOLIO HOLDINGS DISCLOSURE
EXCHANGE LISTING AND TRADING
MANAGEMENT OF THE TRUST
PROXY VOTING POLICIES AND PROCEDURES
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
THE INVESTMENT ADVISER
THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT
THE DISTRIBUTOR
LEGAL COUNSEL
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BROKERAGE TRANSACTIONS
BOOK ENTRY ONLY SYSTEM
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
DETERMINATION OF NET ASSET VALUE
DIVIDENDS AND DISTRIBUTIONS
FEDERAL INCOME TAXES
FINANCIAL STATEMENTS
APPENDIX A
APPENDIX B
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THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.
The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.
The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
The Fund issues and redeems shares (“Shares”) at net asset value per share (“NAV”) only in large blocks of Shares (“Creation Units” or “Creation Unit Aggregations”). Each Creation Unit is generally made up of 10,000 Shares, though these amounts may change from time to time. The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are also redeemable only in Creation Unit aggregations, principally for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors (authorized participants) who have entered into agreements with the Trust’s distributor, can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares are listed on a national securities exchange, New York Stock Exchange (the “Exchange”), as indicated on the cover of this SAI, and trade throughout the day on the Exchange and other secondary markets at market prices that may differ from NAV.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain cash on deposit with the Trust equal to at least a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As with of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at a customary level.
The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
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INVESTMENT POLICIES AND RISKS
The Fund’s investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, adhereing to a percentage limitation at the time of investment or contract will not, result in a violation of that limitation due to subsequent market movements or redemptions.
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen, or widespread events or conditions; pandemics; epidemics; and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Non-Diversification. The Fund is a non-diversified fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than diversified funds. As a result, a decline in the value of those holdings would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Although the Fund is a non-diversified investment company, and consequently is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a “regulated investment company” for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year: (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in U.S. government securities are not subject to these limitations.
Special Risks Related to Cybersecurity. The Fund and its service providers, including the Adviser, are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction, or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other
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laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. While measures have been developed which are designed to reduce the risks associated with cybersecurity incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies with which those entities do business.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including, but not limited to, the fund administrator, fund accountant, custodian, transfer agent, auditors and financial intermediaries) to suffer data breaches or data corruption, lose operational functionality, or prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cybersecurity incidents.
Description of Permitted Investments.
The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by a Fund’s stated investment policies. The Funds may be subject to the risks described below as a result of direct investments in such instruments or indirect investments in such instruments through investments in other pooled investment vehicles, such as other ETFs.
Equity Securities. Common stocks, preferred stocks, and convertible securities are examples of equity securities in which the Fund may invest. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A share of common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
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An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Medium-Sized Companies — Investors in medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines 5 and frequent lack of management depth. The securities of medium-sized companies are often traded in the overthe-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.
Smaller-Sized Companies — Investors in smaller-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their smaller size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of smaller-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of smaller capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.
Foreign Securities. The Fund may invest up to 35% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market for the company’s securities is located, and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.
Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.
ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks, and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.
Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities is affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the Fund’s assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing, and financial reporting standards, and foreign issuers may be subject to less governmental regulation and oversight and higher levels of taxation than U.S. issuers. Also, the Fund may invest in countries that are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund. In addition, additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased
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custodial costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.
The Fund may also invest in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America, or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.
Sanctions imposed by the U.S. or a foreign country may restrict the Fund’s ability to purchase or sell foreign securities or may require the Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions.
Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like Regulated Investment Companies (“RICs”) such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk.
Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage, and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.
REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires) and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.
The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not
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qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.
Illiquid Investments and Restricted Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holding of illiquid investments could exceed the 15% limit, for example as a result of market developments or redemptions.
The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities-Act”), and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Fund's liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Other Investment Companies. The Fund may invest in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing: (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

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In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company (other than money market funds) is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).
Rule 12d1-4 permits funds to invest in other investment companies without an exemptive order, subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations, and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Exchange-Traded Funds. The Fund may also invest in shares of exchange-traded funds (“ETFs”). ETFs are investment companies which in many instances seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to the limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their NAV. Investors in the Fund should be aware that index-based ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF, but will instead purchase and sell shares on the secondary market.
Repurchase Agreements. The Fund may enter into repurchase agreements. However, the Fund may not invest more than 15% of its net assets in repurchase agreements. For purposes of the 1940 Act, a repurchase agreement may be deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.
Because a repurchase agreement may be deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through
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repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.
Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at the mutually agreed-upon date and price. The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing and Leverage” below) or (2) derivatives transactions under Rule 18f-4 (see “Regulation of Derivatives and Certain Other Transactions” below).
The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.
Borrowing and Leverage. Currently, the 1940 Act permits the Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, the Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the net investment income of the Fund in any given period.
The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will reduce its borrowing amount within three days, if the Fund’s asset coverage falls below the amount required by the 1940 Act.
The Fund may engage in certain investment practices that involve a commitment by the Fund to deliver money or securities in the future, provided that the Fund complies with Rule 18f-4 under the 1940 Act. These
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investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures, and forward contracts. The Fund’s policy on borrowing will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward, futures contracts, other derivatives, or the posting of initial or variation margin. See “Regulation of Derivatives and Certain Other Transactions” below.
Securities Lending. The Fund may lend up to 33 1/3% of its total asset value to brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government, or agency securities, or irrevocable bank letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities, and any increase in market value; (5) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (6) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.
In the case of the Fund, loans must be secured by collateral consisting of: (1) cash or cash equivalents; (2) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (3) an irrevocable bank letter of credit; or (4) any combination thereof, equal to not less than (a) 102% of the market value of the securities loaned that are principally settled in the United States at the inception of the loan and (b) 105% of the market value for securities that are cleared and principally settled outside the United States at the inception of the loan.
These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.
Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement
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Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.
Short Sales. Although not a principal strategy of the Fund, the Fund may seek to hedge investments or realize additional gains through the use of short sales with respect to 10% of its net assets. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.
The Fund is required to comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.
Fixed Income Securities. The Fund may invest a portion of its assets in fixed income securities. Examples of such securities are described below.
Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by companies. Issues of commercial paper will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one year. Short-term notes will normally have maturities of less than twelve (12) months.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P Global Ratings or “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Bank Money Market Instruments. The Fund may invest in Bank money market instruments, which are short-term obligations of depository institutions that provide high liquidity and a relatively risk-free way to earn interest on cash reserves. Bank deposits and CDs are insured up to specified limits per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”). The FDIC and NCUA are federally sponsored agencies.
U.S. Treasury Securities. The Fund may invest in U.S. Treasuries. U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.
Government Agency Securities. Government agency securities, often called agencies, are indirect obligations of the U.S. Government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association (“Ginnie Mae”) and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.
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Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.
Government-Sponsored Enterprises. Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not directly back government sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. Government with respect to Fannie Mae or Freddie Mac will succeed.
Risks Associated with Investing in U.S. Government Securities. The U.S. Government is considered to be among the best credit-rated issuers in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.
However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.
Convertible Securities. The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures, and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables, or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments—net of expenses—made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that
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of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Mortgage-Backed Securities. The Fund may invest in securities that directly or indirectly represent participations in, are collateralized by, or payable from mortgage loans secured by real property (“Mortgage-Backed Securities”).
Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Ginnie Mae and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Adviser purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to the Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.
There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly owned U.S.-government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government sponsored organization. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac is a corporate instrumentality of the United States created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans and derivative multiple-class mortgage-backed securities.
During the financial crisis, rating agencies placed many mortgage related securities, including those the Fund may invest in, on credit watch or downgraded their ratings. If a mortgage-related security held by the Fund is placed on credit watch or downgraded, its value may decline, leading to potential losses for the Fund.
A general economic downturn may lead to declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, in recent years, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.
Economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover,
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even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. Economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities may widen and may become more volatile when compared to the past due to adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions, and investors to extend credit to servicers, originators, and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience declines after they are purchased by the Fund. The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory, and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state, or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.
Structured Securities. Structured securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended adverse tax, or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.
Variable or Floating Rate Securities. Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a
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security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
Stripped Securities. The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
STRIPS, CUBES, TRs, TIGRs, and CATS are sold as zero-coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.
Zero Coupon Bonds. The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.
Corporate Debt Securities. The Fund may invest in corporate debt securities having a duration of longer than one year. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund may invest in debt securities that are non-investment grade or are in default. The ratings of debt securities are described in Appendix A.
Lower-Rated Debt Securities. The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a NRSRO and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
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The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.
Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.
Loans and Other Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.
Regulation of Derivatives and Certain Other Transactions. Rule 18f-4 under the 1940 Act permits the Fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either: (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its derivatives exposure to 10% of its net assets.
Derivative Instruments. A variety of derivative investment products are available in the financial markets, including put and call options on securities, indexes, and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments. The Fund is currently permitted to invest up to 10% of its assets in derivative instruments as further described below.
Swap Agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The
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Fund is not limited to any particular form of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
The Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Foreign Currency Transactions. The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.
The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities and options, and futures contracts relating to foreign currencies for the same purposes.
When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.
The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and
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negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in euros, the Fund could enter into forward contracts to sell euros and purchase Japanese yen. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on the Adviser’s skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. For example, if a currency’s value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.
Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts, and options thereon for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency.
Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.
Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and
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may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.
When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it affects anticipated purchases.
The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.
Restrictions on the Use of Futures Contracts. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. Pursuant to amendments by the CFTC to Rule 4.5 under the CEA, the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, and swaps (including securities futures, broad-based stock index futures, and financial futures contracts). These limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.
In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. When the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.
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In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Code’s requirements for qualification as a regulated investment company and the Fund’s intention to qualify as such.
Risk Factors in Future Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
Options. The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.
Covered Call Options. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities through immediate conversion of securities.
In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
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The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Covered Put Options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.
The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
The Fund may also purchase put and call options to attempt to enhance its current return.
Options on Foreign Securities. The Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Risks Involved in the Sale of Options. Options transactions involve certain risks, including the risks that the Adviser will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of the Adviser to forecast market and interest rate movements correctly.
An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange
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will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Adviser believes it is inadvisable to do so.
Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Adviser may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.
Government regulations, particularly the requirements for qualification as a “regulated investment company” under the Code, may also restrict the Fund’s use of options.
Special Expiration Price Options. The Fund may purchase over-the-counter (“OTC”) puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund’s profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 10% of the value of its net assets and will limit premiums paid for such options in accordance with state securities laws.
LEAPS. The Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities (“LEAPS”). LEAPS provide a holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount. The Fund will not purchase these options with respect to more than 10% of the value of its net assets.
LEAPS are long-term call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAPS holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAPS will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAPS will expire worthless.
Temporary Defensive Positions. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.
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INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund.
As a matter of fundamental policy, the Fund may not:
1.Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act and the regulations thereunder, as interpreted, modified, or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans;
2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);
4.Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
5.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or
6.Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.
Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions.
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PORTFOLIO HOLDINGS DISCLOSURE
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). Additional portfolio holdings information may be disseminated to Authorized Participants (as defined below) in connection with custom creation unit transactions.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
MANAGEMENT OF THE TRUST

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
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Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson	Indefinite Term; Since November 2018. Indefinite Term; Since February 2023.	Retired; Member of Governing Council, Independent Directors Council, including past term of Chair (since 2016); Member of ICI Board of Governors (since 2019); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (19 series).
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Tidal Financial Group (2024 to present); formerly, Chief Growth Officer, Tidal Financial Group (2022 to 2023); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Interested Trustee, Tidal Trust II (2022 to present) (41 series); Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust I (2018 to Present) (40 series); Former Interested Trustee, Direxion Funds (36 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee, AMG Funds (1993 to present) (34 series).
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Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020.	President and Chief Investment Officer, Venturi Private Wealth (investment management firm) (2022 to present); formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC (global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (investment management firm); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (investment management firm).	2	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present); Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series).
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since January 2022.	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired; formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	2	Independent Director, TriplePoint Private Venture Credit, Inc. (2020 to present).
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Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Officers of the Trust
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term; Since September 2021.	Senior Vice President and Head of Client Experience, U.S. Bank Global Fund Services since March 2022; Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services (December 2003-March 2022).	Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term; Since September 2024.	Senior Vice President, U.S. Bank Global Fund Services since July 2007.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term; Since December 2021.	Assistant Treasurer of the Trust (2016-2021); Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Nicholas A. Moll (born 1998) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since November 2024.	Mutual Funds Administrator, U.S. Bank Global Fund Services since December 2022.	Not Applicable.	Not Applicable.
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Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kathryn E. LaPlante Johnson (born 1998) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since November 2023.	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2020; Business Administration Student, 2017-2021.	Not Applicable.	Not Applicable.
Gazala Khan (born 1969) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since November 2022.	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005).	Not Applicable.	Not Applicable.
(1)All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” as used herein includes the Fund and the Akre Focus Fund, which are offered through separate statements of additional information. The Fund and the Akre Focus Fund do not hold themselves out as related to any other series within the Trust for investment purposes.
Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all exchange traded funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports on financial reporting matters and the President reports on matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the
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day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees: the Nominating and Governance Committee, the Investment Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Trust has appointed Kathleen Barr, an Independent Trustee, as Chairperson of the Board, and she acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chairperson during executive sessions of the Independent Trustees. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust, who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
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Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Falkeis’ Trustee Attributes include his substantial ETF and mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to ETFs, mutual funds and alternative investment products. Mr. Falkeis currently serves as Chief Operating Officer and Chief Executive Officer of Tidal ETF Services LLC, (2018 to present), formerly, Chief Growth Officer of Tidal Financial Group, and he has experience consulting with investment advisers regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of RidgeWorth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
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Ms. Fornelli’s Trustee Attributes include her substantial governance, legal, regulatory and business experience, including her role as an Independent Director of TriplePoint Venture Growth BDC Corp and TriplePoint Private Venture Credit, Inc. She has broad leadership experience in strategy formulation, corporate governance and risk management. She has executive experience as the Executive Director of Center for Audit Quality (2007-2019), Senior Vice President of Regulatory and Conflicts Management at Bank of America (2005-2007) and Deputy Director, Division of Investment Management with the US Securities and Exchange Commission (1998-2005). Ms. Fornelli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Fornelli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Trust Committees
The Trust has four standing committees: the Nominating and Governance Committee, the Investment Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).
The Nominating and Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” The Nominating and Governance Committee has appointed Independent Trustee Eric Falkeis as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. Because the Fund has not commenced operations, the Nominating and Governance Committee has not met or taken any action with respect to the Fund as of the date of this SAI.
The Investment Committee is comprised of all of the Independent Trustees. The Investment Committee has appointed Independent Trustee Ashi Parikh as the Chairperson of the Committee. The Investment Committee generally meets on a quarterly basis to review performance of the various series of the Trust and report back to the Board. The Investment Committee incepted as of January 1, 2025 and met one time with respect to the Funds during the Funds' last fiscal year.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee has appointed Independent Trustee Cynthia Fornelli as the Chairperson of the Committee. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. Because the Fund has not commenced operations, the Audit Committee has not met or taken any action with respect to the Fund as of the date of this SAI.
The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. Because the Fund has not commenced operations, the QLCC has not met or taken any action with respect to the Fund as of the date of this SAI.
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Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2023.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Kathleen T. Barr	None	$50,001-$100,000
Eric W. Falkeis	None	$10,001-$50,000
Steven J. Paggioli	None	Over $100,000
Ashi S. Parikh	None	Over $100,000
Cynthia Fornelli	None	None
Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates. Neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Fund’s principal underwriter, or any of their affiliates.
Compensation
Effective January 1, 2025, the Independent Trustees were due to receive an annual retainer of $150,000 allocated among each of the various portfolios comprising the Trust, an additional $10,000 per regularly scheduled Board meeting, and an additional $3,500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairperson of the Audit Committee receives additional compensation of $20,000 annually, the Chairperson of the Nominating and Governance Committee receives additional compensation of $10,000 annually, the Chairperson of the Investment Committee receives additional compensation of $10,000 annually, and the Chairperson of the Board of Trustees receives additional compensation of $30,000 annually, and such compensation is also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal year ended July 31, 2025:

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Kathleen T. Barr, Independent Trustee	$4,600	None	None	$55,000
Eric W. Falkeis, Independent Trustee	$5,100	None	None	$56,000
Steve J. Paggioli, Independent Trustee	$4,800	None	None	$54,000
Ashi S. Parikh, Independent Trustee	$5,800	None	None	$54,000
Cynthia Fornelli, Independent Trustee	$4,600	None	None	$59,000
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(1)There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” as used herein includes the Fund and the Akre Focus Fund, which are offered through separate statements of additional information. The Fund and the Akre Focus Fund do not hold themselves out as related to any other series within the Trust for investment purposes. For the fiscal period ending July 31, 2025, estimated aggregate Independent Trustees’ fees for the Trust are approximately $955,000.
Codes of Ethics
The Trust and the Adviser have each adopted separate Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception in Rule 17j-1(c)(3) under the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser has adopted Proxy Policies that underscore the Adviser’s concern that all proxies voting decisions be made in the best interest of the Fund’s shareholders. The Adviser considers each proxy proposal individually and makes decisions on a case‑by‑case basis. At all times, however, the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. The Adviser believes that market conditions and other economic considerations will influence how decisions are made on proxy proposals. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy. The Adviser’s Policy is attached as Appendix A.
The Trust is required to file a Form N‑PX containing the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N‑PX for the Fund will be available without charge, upon request, by calling toll‑free 1‑888‑688‑1299 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. No information about ownership of the Fund by the Trustees and Officers of the Trust, as a group, is provided because the Fund had not commenced operations prior to the date of this SAI. As of the date of this SAI, there are no outstanding shares.
INVESTMENT ADVISER
As stated in the Prospectus, investment advisory services are provided to the Fund by Akre Capital Management, LLC (the “Adviser”), located at 2 W. Marshall Street, Middleburg, Virginia 20117, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Charles T. Akre, Jr., is indirectly the largest owner of the Adviser’s voting interests and is the Manager and a control person of the Adviser.
After its initial two-year term, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory
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Agreement or interested persons of any such party, in each case cast at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Pursuant to the Investment Advisory Agreement, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. The Adviser also arranges for, custody, fund administration and all other non-distribution-related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee from the Fund. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as follows:

Name of Fund	Management Fee
Akre Focus ETF	0.98%

Under the Advisory Agreement, in exchange for a single unitary management fee, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b‑1) fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

The Fund is new and has not paid management fees to the Adviser as of the date of this SAI.

Portfolio Manager
John H. Neff serves as Portfolio Manager of the Fund, as well as the Akre Focus Fund, which is another series of the Trust. He is primarily responsible for the day to day management of the Fund. Mr. Neff is the Chief Executive Officer and Chief Investment Officer at Akre Capital Management. He began managing the Akre Focus Fund in 2014 and has been with the Adviser since 2009. Prior to joining the firm, he worked for ten years at William Blair & Company in the firm’s equity research department. Mr. Neff worked at First Chicago NBD Corporation from 1996 to 1999 after beginning his career in the securities industry at Merrill Lynch in 1994. He received his M.B.A. from the University of Chicago in 1999 and holds a B.A. in English from Colgate University. The following table provides information regarding other accounts managed by the Portfolio Manager as of December 31, 2024.
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Name	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
John H. Neff
	Other Registered Investment Companies	1	$12,375 million	0	$0 million
	Other Pooled Investment Vehicles	3	$1,232.7 million	3	$1,232.7 million
	Other Accounts	55	$582.5 million	50	$0 million
The compensation package for the Portfolio Manager is comprised of a base salary, discretionary bonus, distributions based on firm profitability, and performance-based fees from the private pooled funds managed by the Adviser.
Conflicts of Interest for Portfolio Managers. Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. The Adviser may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. The Adviser will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Adviser buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.
Portfolio Manager’s Ownership in the Fund. As of the date of this SAI, the Portfolio Manager does not beneficially own shares of the Fund since the Fund has not yet been seeded.

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.
Pursuant to a Fund Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Fund pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, U.S. Bank National Association (the “Custodian” or “U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.
The Fund is new and the Adviser has not paid Fund Services any fees for administrative services to the Fund as of the date of this SAI.
THE DISTRIBUTOR
The Trust, the Adviser, and Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares
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are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of the Fund’s assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your Adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
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Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the 12 month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
LEGAL COUNSEL
Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel to the Trust. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC for the Fund.
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DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a duty to the Fund to seek best execution on trades effected. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The
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full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser have determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use the Fund’s assets for, or participate in, third party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available commission in recognition of the broker’s provision of such services to the Adviser. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only use brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser are able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products. No soft-dollar arrangement information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.
The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate
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lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The Fund is new and has not paid any brokerage commissions as of the date of this SAI.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of “regular broker dealers.”
Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of cash or in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
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The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the applicable amount of Deposit Cash required for a Fund Deposit changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or
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telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities), and/or through such other arrangements allowed by the Trust or its agents. Each Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the Exchange Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction
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costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of each Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. In addition, the Fund and the Adviser reserves the right to reject any purchase order at an time.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Akre Focus ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares
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could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the Exchange Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
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The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
Deliveries of redemption proceeds generally will be made by the next Business Day following the trade date, as discussed above.
The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined in Rule 144A under the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300, regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has
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determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.
DETERMINATION OF NET ASSET VALUE

The NAV of the Fund is determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the NAV on any day when the Exchange is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the NAV per share.
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
Securities primarily traded on U.S. national securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable. If there has been no sale on such day, then the mean between the bid and asked prices will be used. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures adopted by the Adviser and approved by the Board.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Adviser deems that the particular event would affect NAV, in
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which case an adjustment will be made in such manner as the Adviser in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures adopted by the Adviser, may determine to be appropriate.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code to preserve the Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local or foreign taxes.
Taxation of the Fund. Each series of the Trust, including the Fund, is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level. The Fund has elected and intends to continue to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the
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extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
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The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute, no less than annually, to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Given the investment strategy of the Fund, it is unlikely that any dividends paid by the Fund will be “qualified dividend income” or will qualify for the corporate dividends received deduction.
Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general and, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
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In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from REITs and other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
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The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Some debt obligations that are acquired by the Fund may be treated as having original issue discount (“OID”). Generally, the Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If the Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.
The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be OID, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. If the Fund invests in securities that have OID, it may be required to liquidate other investments, including at times when it is not advantageous to do so, to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Moreover, the Fund may realize gains or losses from such liquidations. In the event the Fund realizes net
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gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. To make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. To distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e.,
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nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisers in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
General Considerations. The federal income tax discussion set forth above is for general information only. Shares of the Fund held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, prospective investors should consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.
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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.
FINANCIAL STATEMENTS
Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. The Fund had not commenced operations prior to the date of this SAI and does not yet have financial statements.
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APPENDIX A
AKRE CAPITAL MANAGEMENT, LLC (the “Adviser”)

Proxy Voting Policies and Procedures
Amended and Restated July 12, 2013 – Revised October 27, 2023
1.STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken by the Adviser to ensure that such rights are properly exercised in a timely manner on behalf of its clients. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these Proxy Voting Policies and Procedures.
2.PROXY VOTING PROCEDURES
The Adviser will appoint a “Proxy Voting Coordinator” who is employed by the Adviser and who receives or has access to all proxies for the Adviser’s clients. The Proxy Voting Coordinator:
•Keeps a record of each proxy received;
•Notifies the investment research team of proxy deadlines; absent material conflicts (see Section IV below);
•Shall cast proxy votes as directed by the investment research team on matter(s) included in the proxy or ensure a member of the investment research team cast proxy votes for each account holding the security to which a proxy relates;
•Maintain records of each proxy vote cast;
•The Adviser may retain a third party to assist the Proxy Coordinator in coordinating and voting proxies with respect to its clients’ securities. In this case, the Proxy Voting Coordinator will monitor the third party to ensure that all proxies are properly voted and appropriate records are retained.
•Perform reconciliations to seek to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Adviser has proxy voting obligations against a list of votes cast by the Adviser or a third party, if applicable, for clients) or that the Adviser has determined that not voting for a particular client is appropriate.
3.VOTING GUIDELINES
In the absence of specific voting instructions or guidelines from a client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies of the same issuer. With this in mind, the Adviser will generally vote:
•In favor of routine corporate proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock; and
•Against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.
For other proposals, the Adviser shall determine whether a proposal is in the best interests of a client and may take into account the following factors, among others:
•Whether the proposal was recommended by management and the Adviser's opinion of management;
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•Whether the proposal acts to entrench existing management; and
•Whether the proposal fairly compensates management for past and future performance.
Where the policies do not address the proposal presented, the Adviser will either request voting instructions or a waiver of the conflict of interest from the client, cast the vote in accordance with the recommendations of an independent proxy voting service, refrain from voting, or take other appropriate action to resolve the conflict.
4.CONFLICTS OF INTEREST
The Adviser’s Compliance Officer will seek to identify any conflicts that exist between the interests of the Adviser and its clients. This examination will seek to include a review of the relationship between the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.
If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of an ERISA client, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies itself. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III, “Voting Guidelines” above.
5.DISCLOSURE AND REPORTING
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Adviser, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these Proxy Voting Policies. If a client requests this information, the Adviser will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Adviser voted the client’s proxy.
A concise summary of this Proxy Voting Policies will be included in the Adviser’s Form ADV Part 2 and will be updated whenever these Proxy Voting Policies are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Adviser’s Form ADV Part 2A) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.
Effective for votes occurring on or after July 1, 2023, the Adviser will report how it voted proxies relating to executive compensation (“say-on-pay”) matters annually on Form N-PX no later than August 31 of each year for the most recent 12-month period ended June 30, as required by Rule 14Ad-1 under the Exchange Act.
6.RECORDKEEPING
The Proxy Voting Coordinator and Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:
•Copies of this proxy voting policy and procedures, and any amendments thereto.
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•A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
•A record of each vote that the Adviser casts.
•A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.
•A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.
7.ADDITIONAL PROCEDURES
Due Diligence. The Compliance Officer will periodically review a sample of proxy votes to determine whether those votes complied with these policies and procedures.
Annual Review. The Compliance Officer shall review, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

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    “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
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“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

    Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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    The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

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    “BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
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“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.
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PART C
OTHER INFORMATION
Item 15. Indemnification
Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.
    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
Item 16. Exhibits

(1)
Second Amended and Restated Agreement and Declaration of Trust dated November 13, 2024, is herein incorporated by reference from Post Effective Amendment No. 880 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 28, 2024.

(2)
Amended and Restated By-Laws, amended as of February 16, 2022, is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(3)			Not applicable.
(4)			Form of the Agreement and Plan of Reorganization is attached to Part A of Form N-14 as an appendix (“Appendix B”).
(5)			Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and By-Laws.
(6)	(a)
Investment Advisory Agreement dated August 31, 2009 between the Trust, on behalf of the Akre Focus Fund, and Akre Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(i)
Amendment to the Investment Advisory Agreement dated August 1, 2017, between the Trust, on behalf of the Akre Focus Fund, and Akre Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 722 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 17, 2017.

(b)
Investment Advisory Agreement dated January 14, 2025, between the Trust, on behalf of the Akre Focus ETF, and Akre Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025

(7)	(a)
Distribution Agreement dated August 3, 2009, between the Trust, on behalf of the Akre Focus Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(i)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Akre Capital Management, LLC, dated March 31, 2020, is herein incorporated by reference from Post-Effective Amendment No. 803 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 18, 2020.

(ii)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Akre Capital Management, LLC, dated September 30, 2021, is herein incorporated by reference from Post-Effective Amendment No. 827 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 17, 2021.

Part C- 1

(b)
ETF Distribution Agreement dated August 7, 2023, between the Trust and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 860 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 21, 2023.

(i)
Amendment to the ETF Distribution dated January 14, 2025, on behalf of the Akre Focus ETF, is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025

(c)
Form of Authorized Participant Agreement for the Trust with Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 860 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 21, 2023.

(8)			Not applicable.
(9)	(a)
Amended and Restated Custody Agreement dated June 22, 2006, amended and restated as of May 15, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(i)
Amendment to the Custody Agreement on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 427 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 18, 2011.

(b)
Custody Agreement dated August 10, 2023, between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 860 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 21, 2023.

(ii)
Amendment to the Custody Agreement dated November 21, 2024 between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025

(10)	(a)
Rule 12b-1 Distribution and Shareholder Servicing Plan adopted by the Trust, on behalf of the Akre Focus Fund, is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(i)
Rule 12b-1 Distribution and Shareholder Servicing Plan adopted by the Trust, on behalf of the Akre Focus ETF, is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025.

(b)
Revised Rule 18f-3 Plan dated November 15, 2018, adopted by the Trust, on behalf of the Akre Focus Fund, is herein incorporated by reference from Post-Effective Amendment No. 749 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 16, 2018.

(11)			Opinion and Consent of Counsel was previously filed with the Trust’s filing on Form N-14 on June 24, 2025, and is incorporated by reference.
(12)			Form of Opinion of Counsel regarding certain tax matters was previously filed with the Trust’s filing on Form N-14 on June 24, 2025, and is incorporated by reference.
(13)	(a)
Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 860 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 21, 2023.

(i)
Amendment to the Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC on behalf of the Akre Focus ETF is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025

(ii)
Addendum to the Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC on behalf of the Akre Focus ETF is herein incorporated by reference from Post-Effective Amendment No. 884 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 21, 2025

(14)	(a)		Consent of Independent Registered Public Accounting Firm was previously filed with the Trust’s filing on Form N-14 on June 24, 2025.
(15)			Not applicable.
(16)	(a)
Power of Attorney for Jason F. Hadler dated September 1, 2021, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

Part C- 2

(b)
Power of Attorney for Ashi S. Parikh, Cynthia M. Fornelli, Kathleen T. Barr, Eric W. Falkeis, and Steven J. Paggioli dated May 21, 2025 was previously filed with the Trust’s filing on Form N-14 on June 24, 2025, and is incorporated by reference.

(c)
Power of Attorney for Craig Benton dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(17)	(a)
Prospectus and Statement of Additional Information of the Akre Focus ETF dated January 21, 2025 was previously filed with the Trust’s Post-Effective Amendment No. 884 to its Registration Statement on Form N‑1A with the SEC on January 21, 2025 and is incorporated herein by reference.

	(b)	Form of Proxy Card was previously filed with the Trust’s filing on Form N-14 on June 24, 2025, and is incorporated by reference.
	(c)	The Target Funds’ Annual Report on Form N-CSR for the fiscal year ended July 31, 2024 was previously filed with the Trust’s Form N-CSR on October 4, 2024 and is incorporated by reference.
	(d)	The Target Funds’ Semi-Annual Report on Form N-CSRS for the period year ended January, 2025 was previously filed with the Trust’s Form N-CSRS on April 4, 2025 and is incorporated by reference.
Item 17. Undertakings
(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.
Part C- 3

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on July 24, 2025.

Professionally Managed Portfolios

By: /s/ Jason Hadler
Jason Hadler
President, Chief Executive Officer and Principal Executive Officer

    Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Kathleen T. Barr*	Trustee	July 24, 2025
Kathleen T. Barr

Eric W. Falkeis*	Trustee	July 24, 2025
Eric W. Falkeis

Steven J. Paggioli*	Trustee	July 24, 2025
Steven J. Paggioli

Ashi S. Parikh*	Trustee	July 24, 2025
Ashi S. Parikh

Cynthia M. Fornelli*	Trustee	July 24, 2025
Cynthia M. Fornelli

/s/Jason F. Hadler	President and Principal	July 24, 2025
Jason F. Hadler	Executive Officer

/s/ Craig Benton	Vice President, Treasurer and Principal	July 24, 2025
Craig Benton	Financial and Accounting Officer

*By: /s/ Jason F. Hadler		July 24, 2025
Jason F. Hadler, Attorney-In Fact pursuant to Power of Attorney
Part C- 4